SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AutoNation, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 5, 2007

Dear Fellow AutoNation Stockholder:

We are pleased to invite you to attend the 2007 Annual Meeting of Stockholders of AutoNation, Inc. to be held at 9:00 a.m. Eastern Time on Wednesday, May 9, 2007, at the AutoNation Tower, located at 110 S.E. 6th Street, Fort Lauderdale, Florida 33301.

The accompanying Notice of Annual Meeting and Proxy Statement describe the specific matters to be acted upon at the Annual Meeting. We also will report on our progress and provide an opportunity for you to ask questions of general interest.

Whether you own a few or many shares of AutoNation stock and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. We ask that you please cast your vote as soon as possible. The Board of Directors recommends that stockholders vote (i) FOR the election of nominees for director, ratification of the appointment of KPMG LLP as our independent auditor, approval of the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan, and approval of the AutoNation, Inc. Senior Executive Incentive Bonus Plan and (ii) AGAINST the stockholder proposal, each as described in the accompanying Proxy Statement.

We look forward to seeing you on May 9, 2007 in Fort Lauderdale. Thank you.

Sincerely,

Mike Jackson
Chairman of the Board and
Chief Executive Officer

AutoNation, Inc.
AutoNation Tower
110 S.E. Sixth Street
Fort Lauderdale, Florida 33301

NOTICE OF THE 2007 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF AUTONATION, INC.:

The 2007 Annual Meeting of Stockholders of AutoNation, Inc. will be held at the AutoNation Tower, located at 110 S.E. 6th Street, Fort Lauderdale, Florida 33301 on Wednesday, May 9, 2007 at 9:00 a.m. Eastern Time. At the Annual Meeting, we will consider and vote upon the following matters:

(1)	The election of eight directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified;

(2)	The ratification of the appointment of KPMG LLP as our independent auditor for 2007;

(3)	The approval of the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan;

(4)	The approval of the AutoNation, Inc. Senior Executive Incentive Bonus Plan;

(5)	The consideration of a stockholder proposal asking our Board of Directors to amend AutoNation’s bylaws to provide holders of at least 10% of our outstanding common stock the right to call a special meeting, if properly presented at the Annual Meeting; and

(6)	Any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Only stockholders of record as of 5:00 p.m. Eastern Time on March 29, 2007, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or any adjournments or postponements of the Annual Meeting.

We cordially invite you to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, we ask that you please cast your vote as soon as possible. You may revoke your proxy and reclaim your right to vote at any time prior to its use.

Either an admission ticket or proof of ownership of AutoNation stock, as well as a form of personal photo identification, must be presented in order to be admitted to the Annual Meeting. If you are a stockholder of record, your admission ticket is attached to your proxy card. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Annual Meeting, or you may request an admission ticket in advance. Please see the response to the question “Do I need a ticket to attend the Annual Meeting?” for further details.

By Order of the Board of Directors,

Jonathan P. Ferrando
Executive Vice President,
General Counsel and Secretary

April 5, 2007

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN
IT TO US PROMPTLY IN THE ENCLOSED ENVELOPE.

AutoNation, Inc.
AutoNation Tower
110 S.E. Sixth Street
Fort Lauderdale, Florida 33301

PROXY STATEMENT

This Proxy Statement contains information relating to the solicitation of proxies by the Board of Directors of AutoNation, Inc. (“AutoNation” or the “Company”) for use at our 2007 Annual Meeting of Stockholders. Our Annual Meeting will be held at the AutoNation Tower, located at 110 S.E. 6th Street, Fort Lauderdale, Florida 33301 on Wednesday, May 9, 2007 at 9:00 a.m. Eastern Time.

This Proxy Statement, the Notice of the 2007 Annual Meeting, the proxy card and our 2006 Annual Report to Stockholders were first mailed to stockholders on or about April 5, 2007.

Questions and Answers About Our Annual Meeting

What is the purpose of our Annual Meeting?

The purpose of our Annual Meeting is to:

•	Elect eight directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified;

•	ratify the appointment of our independent auditor for 2007;

•	approve the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan;

•	approve the AutoNation, Inc. Senior Executive Incentive Bonus Plan;

•	consider a stockholder proposal asking our Board of Directors to amend AutoNation’s bylaws to provide holders of at least 10% of our outstanding common stock the right to call a special meeting, if properly presented at the Annual Meeting; and

•	consider any other matters properly presented at the Annual Meeting.

In addition, senior management will report on our business and financial performance and respond to your questions.

Do I need a ticket to attend the Annual Meeting?

Yes. You will need an admission ticket or proof of ownership of AutoNation stock as of March 29, 2007 to enter the Annual Meeting. If you are a registered stockholder and hold your shares directly in your own name, an admission ticket is attached to your proxy card. If you plan to attend the Annual Meeting, please vote your proxy, but keep your admission ticket and bring it with you to the Annual Meeting. If your shares are held in the name of a brokerage firm, bank or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of AutoNation stock as of March 29, 2007, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. Stockholders also must present a form of personal photo identification in order to be admitted to the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Only our stockholders as of 5:00 p.m. Eastern Time on March 29, 2007, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

What are the voting rights of AutoNation stockholders?

Each stockholder is entitled to one vote on each matter properly presented at the Annual Meeting for each share of common stock owned by that stockholder on the record date. Therefore, if you owned 100 shares of common stock as of 5:00 p.m. Eastern Time on March 29, 2007, you can cast 100 votes for each matter properly presented at the Annual Meeting. As of 5:00 p.m. Eastern Time on March 29, 2007, there were 209,802,010 shares of AutoNation common stock issued and outstanding and entitled to vote at the Annual Meeting.

What constitutes a quorum?

In order for us to conduct business at our Annual Meeting, we must have a quorum of at least 104,901,006 shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote. If you submit a properly executed proxy or vote instruction card or properly cast your vote by telephone or via the Internet, your shares will be considered part of the quorum, even if you abstain from voting or withhold authority to vote as to a particular proposal. We also will consider as present for purposes of determining whether a quorum exists any shares represented by “broker non-votes” as to a particular proposal.

What are “broker non-votes”?

“Broker non-votes” occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the stockholder and the firm does not have the authority to vote the shares at its discretion. Under the rules of The New York Stock Exchange (“NYSE”), brokerage firms may have the authority to vote their customers’ shares on certain routine matters for which they do not receive voting instructions, such as the election of our Board’s nominees for director and the ratification of the appointment of KPMG LLP as our independent auditor. However, if other matters are properly brought before the Annual Meeting and they are not considered routine under the applicable NYSE rules, such as our proposals to approve the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan and the AutoNation, Inc. Senior Executive Incentive Bonus Plan and the stockholder proposal on stockholder rights to call special meetings, shares held by brokerage firms will not be voted on such non-routine matters by the brokerage firms unless they have received voting instructions and, accordingly, any such shares will be “broker non-votes” and will not be counted with respect to such matters.

Will my shares be voted if I do not provide my proxy?

If your shares are held in the name of a brokerage firm, they may be voted by the brokerage firm in certain circumstances (as described above) even if you do not give the brokerage firm specific voting instructions. If you are a registered stockholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the Annual Meeting. If you hold shares through the AutoNation 401(k) Plan, your shares will be voted as described below even if you do not provide voting instructions.

How do I vote my 401(k) shares?

If you participate in the AutoNation 401(k) Plan, you may vote the number of shares credited to your account as of 5:00 p.m. Eastern Time on March 29, 2007, by instructing our plan trustee, Merrill Lynch & Co., how to vote your shares pursuant to the instruction card being mailed with this Proxy Statement to plan participants. If you do not provide clear voting instructions, Merrill Lynch will vote the shares in your account in the same proportion that it votes shares for which it received valid and timely instructions.

How do I vote?

You can vote in any of the following ways. Please check your proxy card or contact your broker to determine whether you will be able to vote by telephone or via the Internet.

To vote by mail:

•	Mark, sign and date your proxy card or vote instruction card; and

•	Return it in the enclosed envelope.

To vote using the Internet:

•	Have your proxy card or vote instruction card in hand;

•	Log on to the Internet and visit the website address provided on your proxy card or your vote instruction card; and

•	Follow the instructions provided.

To vote by telephone:

•	Have your proxy card or vote instruction card in hand;

•	Call the toll-free number listed on your proxy card if you are a registered stockholder (that is, your shares are held on the Company’s books in your name or by you in certificate form), or call the number listed on your vote instruction card if your shares are held in “street name” (that is, in the name of your bank or broker); and

•	Follow the recorded instructions.

To vote in person if you are a registered stockholder:

•	Attend our Annual Meeting;

•	Bring valid photo identification; and

•	Deliver your completed proxy card or ballot in person.

               To vote in person if you hold in “street name:”

•	Attend our Annual Meeting;

•	Bring valid photo identification; and

•	Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

Can I change my vote after I have voted?

Yes. If you voted by proxy card, vote instruction card or telephone or via the Internet, you can change your vote at any time before the proxy is exercised. To change your vote:

•	Submit a later dated and signed proxy by mail;

•	Recast your vote by telephone or via the Internet;

•	Attend our Annual Meeting and vote your shares in person in accordance with the procedures set forth in the answer to “How do I vote?” above. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy; or

•	Submit a written notice of revocation to our Secretary.

What vote is required to elect directors or take other action at the Annual Meeting?

In order to be approved, any proposal that comes before the Annual Meeting, including the proposal to elect directors, the proposal to ratify the appointment of our independent auditor, the proposal to approve the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan and AutoNation, Inc. Senior Executive Incentive Bonus Plan and the stockholder proposal, must receive the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting with respect to such proposal. If you mark your proxy or vote instruction card “withhold” with respect to any director or “abstain” with respect to any other proposal, you will effectively be voting against the election of such director or the approval of such proposal. If your shares are not voted by your brokerage firm or nominee with respect to a particular proposal, or if you direct your proxy holder not to vote all or a portion of your shares with respect to a particular proposal, such shares will not be considered to be present at the Annual Meeting for purposes of considering such proposal and will not be counted.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	FOR each of the nominees for director set forth on page 6;

•	FOR the ratification of the appointment of our independent auditor set forth on page 18;

•	FOR the approval of the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan set forth on page 49;

•	FOR the approval of the AutoNation, Inc. Senior Executive Incentive Bonus Plan set forth on page 52; and

•	AGAINST the stockholder proposal asking our Board of Directors to amend AutoNation’s bylaws to provide holders of at least 10% of our outstanding stock the right to call a special meeting set forth on page 55.

How will my proxy holders vote?

The enclosed proxy card designates Mike Jackson, our Chairman of the Board and Chief Executive Officer, and Jonathan P. Ferrando, our Executive Vice President, General Counsel and Secretary, or their duly named successors, to hold your proxy and vote your shares. With respect to the election of directors, Messrs. Jackson and Ferrando will vote in accordance with the instructions set forth on your duly executed proxy or vote instruction card or as directed by you over the telephone or via the Internet. If you sign and return your proxy card but do not provide instructions or if your instructions are unclear, Messrs. Jackson and Ferrando intend to vote FOR each of the nominees for director, FOR the ratification of the appointment of our independent auditor, FOR the approval of the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan; FOR the approval of the AutoNation, Inc. Senior Executive Incentive Bonus Plan; and AGAINST the stockholder proposal to amend AutoNation’s bylaws to provide certain stockholders the right to call a special meeting.

With respect to any other proposal that properly comes before the Annual Meeting, Messrs. Jackson and Ferrando will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

How much did this proxy solicitation cost?

We engaged Innisfree M&A Incorporated to assist with the solicitation of proxies for a fee not to exceed $15,000, plus reimbursement for out-of-pocket expenses. In addition to soliciting proxies by mail, certain of our employees also may solicit proxies personally, by telephone or otherwise, but such persons will not receive any special compensation for such services. As is customary, we will reimburse brokerage firms, banks, fiduciaries, voting trustees and other nominees for forwarding the soliciting material to each beneficial owner of stock held of record by them. We will pay the entire cost of the solicitation.

Can I receive materials relating to future AutoNation Annual Meetings via the Internet?

Yes. In an effort to reduce our proxy solicitation costs, you may receive future Annual Meeting materials via the Internet. We encourage you to help us reduce our costs by electing to receive our Annual Meeting materials via the Internet. If you are a registered stockholder, log on to http://www.computershare.com/us/sc/auin in order to register to receive our Annual Meeting materials via the Internet. If you hold AutoNation stock through a brokerage firm, bank or other nominee, you may be able to register to receive future Annual Meeting materials via the Internet by voting online and following the instructions provided. Alternatively, you should call your broker for instructions on how to receive our future Annual Meeting materials via the Internet.

If you elect to receive our future Annual Meeting materials via the Internet, you will receive a proxy card in the mail or, if you choose, an e-mail notification alerting you when our Annual Meeting materials are available online. Our future proxy statements and annual reports will be available online on the same day as such materials are filed with the Securities and Exchange Commission. You may revoke at any time your election to receive our future Annual Meeting materials via the Internet.

This Proxy Statement and our 2006 Annual Report to Stockholders also are available on AutoNation’s corporate website, which you can visit by logging on to http://corp.autonation.com/investors/.

Can different stockholders sharing the same address receive only one Annual Report and Proxy Statement?

Yes. The Securities and Exchange Commission permits companies and intermediaries, such as a brokerage firm or a bank, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more security holders sharing the same address by delivering only one proxy statement and annual report to that address. This process, which is commonly referred to as “householding,” can effectively reduce our printing and postage costs. Under householding, each stockholder would continue to receive a separate proxy card or vote instruction card.

Certain of our stockholders whose shares are held in street name and who have consented to householding will receive only one set of our Annual Meeting materials per household. If your household received a single set of our Annual Meeting materials, you can request to receive additional copies of these materials by calling or writing your brokerage firm, bank or other nominee. If you own your shares in street name, you can request householding by calling or writing your brokerage firm, bank or other nominee.

Election of Directors

(Proposal 1)

Our Board of Directors currently consists of ten members. Each of our current directors was elected by our stockholders at the Annual Meeting of Stockholders in 2006, except for Carlos A. Migoya and Robert R. Grusky, who were appointed to the Board effective June 22, 2006, and Kim C. Goodman, who was appointed to our Board effective February 5, 2007, respectively, by our Board of Directors upon the recommendation of our Nominating Subcommittee, and are standing for election for the first time. A third party search firm engaged by the Nominating Subcommittee to identify potential nominees for director recommended to the Nominating Subcommittee Ms. Goodman as a nominee for director. Messrs. Grusky and Migoya were recommended to the Nominating Subcommittee as nominees for director by an independent director and executive officer, respectively. Our Board, upon the recommendation of the Nominating Subcommittee, has nominated the eight persons listed below to stand for election for a new term expiring at the Annual Meeting of Stockholders in 2008 or until their successors are duly elected and qualified. Each of the nominees listed below is currently serving as a director. Detailed biographical and other information concerning each nominee for director is provided on pages 7 and 8 of this Proxy Statement. Each nominee is willing and able to serve as a director of AutoNation. As previously announced, Edward S. Lampert, who has served as one of our Directors since January 2002, has declined to stand for re-election in order to devote more time to his duties as Chairman and Chief Executive Officer of ESL Investments, Inc. and Chairman of Sears Holdings Corporation. Additionally, as previously announced, Irene Rosenfeld, who has served as one of our Directors since March 1999, has declined to stand for re-election in order to focus her attention on her duties as Chairman and Chief Executive Officer of Kraft Foods Inc.

Nominees For Director	Positions and Offices Held with Us

Mike Jackson	Chairman of the Board and Chief Executive Officer
Robert J. Brown	Director
Rick L. Burdick	Director
William C. Crowley	Director
Kim C. Goodman	Director
Robert R. Grusky	Director
Michael E. Maroone	Director, President and Chief Operating Officer
Carlos A. Migoya	Director

Our Board of Directors recommends a vote “FOR” the election
of each of the nominees for director named above.

Nominees for Our Board of Directors

Mike Jackson

Mike Jackson, age 58, has served as our Chairman of the Board since January 1, 2003 and as our Chief Executive Officer and Director since September 1999. From October 1998 until September 1999, Mr. Jackson served as Chief Executive Officer of Mercedes-Benz USA, LLC, a North American operating unit of DaimlerChrysler AG, a multinational automotive manufacturing company. From April 1997 until September 1999, Mr. Jackson also served as President of Mercedes-Benz USA. From July 1990 until March 1997, Mr. Jackson served in various capacities at Mercedes-Benz USA, including as Executive Vice President immediately prior to his appointment as President of Mercedes-Benz USA. Mr. Jackson was also the managing partner from March 1979 to July 1990 of Euro Motorcars of Bethesda, Maryland, a regional group that owned and operated eleven automotive dealership franchises, including Mercedes-Benz and other brands of automobiles.

Robert J. Brown

Mr. Brown, age 72, has served as one of our directors since May 1997. Mr. Brown has served as Chairman and Chief Executive Officer of B&C Associates, Inc., a management consulting, marketing research and public relations firm, since 1973. Mr. Brown also serves as a director of Wachovia Corporation, a commercial and retail bank, and Sonoco Products Company, a manufacturer of industrial and consumer packaging products.

Rick L. Burdick

Mr. Burdick, age 55, has served as one of our directors since May 1991. Since 1988, Mr. Burdick has been a partner in Akin, Gump, Strauss, Hauer & Feld, L.L.P., a global full service law firm. Mr. Burdick serves as a member of the firm’s Executive Committee and Partner-In-Charge of the Washington, D.C. office. Mr. Burdick also serves as non-executive Vice Chairman and Director of CBIZ, Inc. (formerly, Century Business Services, Inc.), a provider of outsourced business services to small and medium-sized companies in the United States.

William C. Crowley

Mr. Crowley, age 49, has served as one of our directors since January 2002. From March 2005, Mr. Crowley has served as a director of Sears Holdings Corporation, the nation’s third largest broad-line retailer. Mr. Crowley was appointed interim Chief Financial Officer of Sears Holdings Corporation in January 2007 and has served as its Chief Financial Officer from March 2005 until September 2006. From May 2003 until March 2005, Mr. Crowley served as director and Senior Vice President, Finance of Kmart Holding Corporation. Since January 1999, Mr. Crowley has been President and Chief Operating Officer of ESL Investments, Inc., a private investment firm. Prior to joining ESL Investments, Mr. Crowley was a Managing Director at Goldman, Sachs & Co., a leading global investment banking and securities firm.

Kim C. Goodman

Ms. Goodman, age 41, has served as one of our directors since February 2007. Ms. Goodman has served as Vice President of Software and Peripherals of Dell Inc., a worldwide provider of information technology products and services, since 2005. From 2000 until 2005, Ms. Goodman served in various capacities at Dell Inc., including as Vice President of Public Sector Marketing and Transactional Sales, Vice President of Dell Networking and Vice President of Business Development. Prior to joining Dell Inc., Ms. Goodman was a Partner and Vice President of Bain & Company, Inc., a strategic consulting firm.

Robert R. Grusky

Mr. Grusky, age 49, has served as one of our directors since June 2006. In 2000, Mr. Grusky founded Hope Capital Management, LLC, an investment firm for which he serves as Managing Member. He co-founded New Mountain Capital, LLC, a private equity firm, in 2000 and was a Principal, Managing Director and Member of New Mountain Capital from 2000 to 2005 and has been a Senior Advisor since then. From 1998 to 2000, Mr. Grusky served as President of RSL Investments Corporation, the primary investment vehicle for the Hon. Ronald S. Lauder. Prior thereto, Mr. Grusky also served in a variety of capacities at Goldman, Sachs & Co. in its Mergers & Acquisitions Department and Principal Investment Area. Mr. Grusky is a director of Strayer Education, Inc., an education services company, and National Medical Health Card Systems, Inc., a national independent pharmacy benefits management company.

Michael E. Maroone

Mr. Maroone, age 53, has served as one of our directors since July 2005 and as our President and Chief Operating Officer since August 1999. Following our acquisition of the Maroone Automotive Group in January 1997, Mr. Maroone served as President of our New Vehicle Dealer Division. In January 1998, Mr. Maroone was named President of our Automotive Retail Group with responsibility for our new and used vehicle operations. Prior to joining our Company, Mr. Maroone was President and Chief Executive Officer of the Maroone Automotive Group, one of the country’s largest privately-held automotive retail groups prior to its acquisition by us.

Carlos A. Migoya

Mr. Migoya, age 56, has served as one of our directors since June 2006. Since June 2006, Mr. Migoya has served as State CEO for the Atlantic Region of Wachovia Corporation, a financial services company. In this position, Mr. Migoya has responsibility for Wachovia’s general banking businesses in New Jersey, Connecticut and New York. Since 1989, Mr. Migoya served as Regional President for Wachovia Bank, Florida, a division of Wachovia Corporation, with responsibility for Wachovia’s general banking businesses in Dade and Monroe Counties, Florida. Mr. Migoya has more than 32 years experience in banking.

Corporate Governance

Our business and affairs are managed under the direction of our Board of Directors, which is AutoNation’s ultimate decision-making body except with respect to those matters reserved to our stockholders. Our Board’s mission is to maximize long-term stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, and acts as an advisor and counselor to senior management. Our Board also oversees AutoNation’s business strategy and the performance of management in executing our business strategy and managing our day-to-day operations.

Does AutoNation have corporate governance principles?

Yes. Our Board is committed to sound corporate governance principles and practices. Our Board’s core principles of corporate governance are set forth in the AutoNation, Inc. Corporate Governance Guidelines (the “Guidelines”), which were adopted by the Board in March 2003 and most recently amended as of February 7, 2006. A copy of the Guidelines is available on AutoNation’s corporate website at http://corp.autonation.com/investors/. You also may obtain a printed copy of the Guidelines by sending a written request to: Investor Relations Department, AutoNation, Inc., 110 S.E. 6th Street, Fort Lauderdale, Florida 33301. The Guidelines, which exceed NYSE corporate governance listing standard requirements, serve as a framework within which our Board conducts its operations. The Corporate Governance Committee of our Board has been charged with periodically reviewing the Guidelines and recommending to our Board appropriate changes in light of applicable laws and regulations, the governance standards identified by leading governance authorities and our Company’s evolving needs.

Do we have a policy regarding our Board’s attendance at our Annual Meeting of stockholders?

Yes. Our directors are expected to attend our Annual Meeting of stockholders. A director who is unable to attend our Annual Meeting is expected to notify the Chairman of the Board in advance of the Annual Meeting. Six of our seven then current directors attended the 2006 Annual Meeting of Stockholders. One director could not attend the 2006 Annual Meeting of Stockholders due to a scheduling conflict.

How many times did our Board meet during 2006?

Our Board of Directors held nine meetings and took two actions by unanimous written consent during 2006. During 2006, each of our incumbent directors attended at least 75% of the total number of meetings of our Board of Directors and any Board committee on which he or she served, except for Ms. Rosenfeld who attended 73% of the meetings.

What Committees has our Board established?

Our Board of Directors has established three separately designated standing committees to assist it in discharging its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. In addition, our Board has established the Executive Compensation Subcommittee, which is a subcommittee of the Compensation Committee, and the Nominating Subcommittee, which is a subcommittee of the Corporate Governance Committee. The charters for our Board committees are in compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules of the Securities and Exchange Commission and the NYSE’s corporate governance listing standards. Our Board Committee charters are available on AutoNation’s corporate website at http://corp.autonation.com/investors/ and you may obtain a printed copy of these charters by sending a written request to: Investor Relations Department, AutoNation, Inc., 110 S.E. 6th Street, Fort Lauderdale, Florida 33301.

The following chart reflects the current membership of each of our Board’s committees:

			Executive	Corporate
	Audit	Compensation	Compensation	Governance	Nominating
Name	Committee	Committee	Subcommittee	Committee	Subcommittee

Robert J. Brown	*	*	*	*	*
Rick L. Burdick				**
William C. Crowley				*	**
Kim C. Goodman
Robert R. Grusky	**
Edward S. Lampert(1)		**
Carlos A. Migoya	*
Irene B. Rosenfeld(1)		*	**

*	Member

**	Chair

(1)	Edward S. Lampert and Irene B. Rosenfeld have declined to stand for re-election to our Board. Mr. Lampert and Ms. Rosenfeld will continue serving on our Board until the date of the Annual Meeting.

Audit Committee.  The Audit Committee primarily assists our Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal control over financial reporting and disclosure controls. Among the Committee’s core responsibilities are the following: (i) overseeing the integrity of our financial statements, for which management is responsible, and reviewing and approving the scope of the annual audit; (ii) appointing, retaining, compensating, overseeing, evaluating and replacing our independent auditor; (iii) reviewing the Company’s critical accounting policies; (iv) reviewing the Company’s quarterly and annual financial statements prior to their filing with the Securities and Exchange Commission; (v) preparing the Audit Committee report for inclusion in our annual proxy statement; and (vi) reviewing with management significant financial risks or exposures and assessing the steps management has taken to minimize, monitor and control such risks or exposures. For a complete description of our Audit Committee’s responsibilities, you should refer to the Audit Committee Charter, which is available at http://corp.autonation.com/investors/.

The Audit Committee currently consists of three directors. Our Board has determined that the Audit Committee members have the requisite independence and other qualifications for audit committee membership under NYSE corporate governance listing standards, the Sarbanes-Oxley Act of 2002, our Audit Committee Charter and the independence standard set forth in the Guidelines (as discussed below). Our Board also has determined that Mr. Grusky is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held six meetings and took no actions by unanimous written consent during 2006. The Audit Committee Report for fiscal year 2006, which contains a description of the Audit Committee’s responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2006, is set forth on page 15.

Compensation Committee.  The Compensation Committee primarily assists our Board in fulfilling its compensation and management development and succession planning oversight responsibilities by, among other things: (i) reviewing our director compensation program; (ii) reviewing and approving the compensation of our chief executive officer and other senior executive officers and, except as expressly delegated to the Executive Compensation Subcommittee, setting annual and long-term performance goals for these individuals; (iii) reviewing and approving the compensation of all of our corporate officers; and (iv) reviewing the Company’s program for management development and succession planning. The Committee reviews executive compensation at its meetings throughout the year and sets executive compensation. The Committee also reviews director compensation annually. In setting the compensation level of our named executive officers and recommending the form and amount of director compensation, the Committee considers the comparative pay of other specialty retail companies and reviews compensation survey data from an outside compensation consultant. Our CEO reviews the performance of each named executive officer and makes recommendations to the Committee with respect to compensation adjustments for such officers. However, the Committee determines in its sole discretion whether to make any adjustments to the compensation paid to such executive officers. In 2006, an outside consultant (Towers Perrin) was engaged by the Company to conduct a competitive market assessment for the Committee of the annual compensation of our CEO, President and Chief Operating Officer, Executive Vice President and Chief Financial Officer and Executive Vice President, General Counsel and Secretary, as well as our directors. The consultant was engaged to benchmark the key components and mix of our executive compensation and director compensation with a peer group of specialty retail companies that represent a fair cross-section of the competitive marketplace for executives and directors in the retail industry. The Committee reviewed the survey data for informational purposes, but did not structure executive compensation or set the level of compensation of our executive officers, or recommend compensation for our directors, at a set percentage threshold based on the benchmark data. Our Board has determined that the Compensation Committee members have the requisite independence for compensation committee membership under NYSE corporate governance listing standards and the independence standard set forth in the Guidelines. The Compensation Committee held six meetings and took one action by unanimous written consent during 2006. The Compensation Committee and Executive Compensation Subcommittee Report for 2006 is set forth on page 27.

Executive Compensation Subcommittee.  The Executive Compensation Subcommittee is a subcommittee of the Compensation Committee. The Subcommittee assists the Board and the Compensation Committee in fulfilling their compensation oversight responsibilities by performing the following duties: (i) reviewing and approving performance-based compensation of executive officers as contemplated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including bonuses and stock option grants; (ii) administering the AutoNation, Inc. Senior Executive Incentive Bonus Plan, including establishing performance goals and certifying whether such goals are attained as contemplated under Section 162(m) of the Code; and (iii) administering our stock option plans, including approving stock option grants. Our Board has determined that each member of the Subcommittee qualifies as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and as an “outside director” under Section 162(m) of the Code. The Executive Compensation Subcommittee held three meetings and took one action by unanimous written consent during 2006. A copy of the charter by which the Executive Compensation Subcommittee is governed is available at http://corp.autonation.com/investors/.

Corporate Governance Committee.  The Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities by performing the following duties: (i) periodically reviewing the corporate governance principles and practices set forth in the Guidelines, in comparison to the governance standards identified by leading governance authorities and our evolving needs, and making recommendations to the Board with respect to any appropriate amendment to the Guidelines; and (ii) leading annual evaluations of Board and Board committee performance. Our Board has determined that each Corporate Governance Committee member has the requisite independence for Corporate Governance Committee membership under NYSE corporate governance listing standards and the independence standard set forth in the Guidelines. The Corporate Governance Committee held five meetings and took no actions by unanimous written consent during 2006. A copy of the charter by which the Corporate Governance Committee is governed is available at http://corp.autonation.com/investors/.

Nominating Subcommittee.  The Nominating Subcommittee is a subcommittee of the Corporate Governance Committee and was established on February 7, 2006. The Nominating Subcommittee assists the Board and the Corporate Governance Committee in fulfilling their responsibilities by performing the following duties: (i) assessing periodically our Board’s needs in terms of skills and qualifications and recommending to our Board candidates for nomination and election to our Board; (ii) reviewing Board candidates recommended by our stockholders; and (iii) recommending to our Board assignments to committees. Our Board has determined that each Nominating Subcommittee member has the requisite independence for Nominating Subcommittee membership under NYSE corporate governance listing standards and the independence standard set forth in the Guidelines. The Nominating Subcommittee held six meetings and took no actions by unanimous written consent during 2006. A copy of the charter by which the Nominating Subcommittee is governed is available at http://corp.autonation.com/investors/.

Is a majority of our Board independent under our Director Independence Standard and applicable New York Stock Exchange rules?

Yes. Under our Corporate Governance Guidelines, our Board has committed that a substantial majority of our directors be independent. On October 27, 2003, our Board adopted a Director Independence Standard to assist it in determining whether a director is independent. The full text of our Director Independence Standard (the “Independence Standard”) is set forth in the AutoNation, Inc. Corporate Governance Guidelines, which is available on the AutoNation corporate website at http://corp.autonation.com/investors/.

In accordance with the NYSE listing standards, our Board affirmatively determines the independence of each director and nominee for election as a director in accordance with the NYSE listing standards and our Independence Standards. Based on these standards, the Board determined that each of the following non-employee directors is independent and has no material relationship with the Company, except as a director and stockholder of the Company: Robert J. Brown, Rick L. Burdick, William C. Crowley, Kim C. Goodman, Robert R. Grusky, Edward S. Lampert, Carlos A. Migoya, and Irene B. Rosenfeld.

In determining the independence of each of the non-employee directors, the Board considered the relationships disclosed under the heading “Does the Board have a policy with regard to related party transactions?” on page 13. In addition, the Board considered the following relationships: (i) AutoNation’s banking relationship with Wachovia Corporation and its affiliates; (ii) ESL Investment Inc.’s (“ESL”) ownership of 24% of our outstanding common stock; (iii) our purchases of computer-related equipment and services from Dell Inc.; (iv) our use of the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. for certain legal services; and (v) Mr. Grusky’s minority investment in an ESL investment fund. In each case, the relationships did not violate our Independence Standard or the NYSE listing standards and the Board did not conclude that such relationships would impact the independence of our non-employee directors.

Do our non-management directors meet at regularly scheduled sessions without management present?

Yes. Our non-management directors (each director other than Messrs. Jackson and Maroone) meet in regularly scheduled sessions without management of our Company present. The presiding director for each executive session is rotated among the chairs of our Board committees.

Can our stockholders and interested parties communicate with our directors?

Yes. To communicate with our Board, any Board committee, any individual director, any group of directors (such as our non-management directors) or our presiding director, our stockholders or interested parties should send written correspondence to AutoNation, Inc. Board of Directors, c/o Corporate Secretary, AutoNation, Inc., 110 S.E. 6 Street, 29th Floor, Fort Lauderdale, Florida 33301. You may also ask questions at the Annual Meeting of Stockholders.

How does the Nominating Subcommittee identify and evaluate nominees for director?

Potential candidates may come to the attention of the Nominating Subcommittee through recommendations made by current directors, stockholders, executive or director search firms retained by the Nominating Subcommittee or other persons. All of our nominees for director, whether or not recommended by a stockholder, will be selected on the basis of, among other things, broad experience, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness and ability to devote adequate time to our Board’s duties, all in the context of the needs of our Board at that point in time as assessed by our Nominating Subcommittee and with the objective of ensuring diversity in the background, experience and viewpoints of our Board members. Our Nominating Subcommittee is responsible for assessing the appropriate balance of skills and characteristics required of our Board members.

Does the Nominating Subcommittee have a policy with regard to the consideration of any director candidates recommended by our stockholders?

Yes. The Nominating Subcommittee has a policy pursuant to which it considers director candidates recommended by our stockholders. As described above, all director candidates recommended by our stockholders are considered for selection to the Board on the same basis as if such candidates were recommended by one or more of our directors or other sources. To recommend a director candidate for consideration by our Nominating Subcommittee, a stockholder must submit the recommendation in writing to our Corporate Secretary not later than one hundred twenty (120) calendar days prior to the anniversary date of our proxy statement distributed to our stockholders in connection with our most recent annual meeting of stockholders, and the recommendation must provide the following information: (i) the name of the stockholder making the recommendation, (ii) the name of the candidate, (iii) the candidate’s resume or a listing of his or her qualifications to be a director, (iv) the proposed candidate’s written consent to being named as a nominee and to serving as one of our directors if elected and (v) a description of all relationships, arrangements or understandings, if any, between the proposed candidate and the recommending stockholder and between the proposed candidate and us so that the candidate’s independence may be assessed. The stockholder or the director candidate also must provide any additional information requested by our Nominating Subcommittee to assist the Subcommittee in appropriately evaluating the candidate.

Does AutoNation have a code of ethics?

Yes. In order to clearly set forth our commitment to conduct our operations in accordance with our high standards of business ethics and applicable laws and regulations, we have a Company-wide Business Ethics Program, which includes a Code of Business Ethics applicable to all Company employees. We also maintain a 24-hour Alert-Line for employees to report any Company policy violations under our Business Ethics Program. In addition, our Board has adopted the Code of Ethics for Senior Officers and the Code of Business Ethics for the Board of Directors. Copies of these codes are available at http://corp.autonation.com/investors/ and you may obtain a printed copy of these codes by sending a written request to: Investor Relations Department, AutoNation, Inc., 110 S.E. 6th Street, Fort Lauderdale, Florida 33301. These codes comply with NYSE corporate governance listing standards.

Does the Board have a policy with regard to related party transactions?

Yes. Our Board’s policy requires that transactions with related parties must be entered into in good faith on fair and reasonable terms that are no less favorable to us than those that would be available in a comparable transaction in arm’s-length dealings with an unrelated third party. Based on our experience, we believe that each of the transactions described below complied with our Board’s policy at the time the transaction was effected. Our Board, by a vote of the disinterested directors, must approve all related party transactions valued over $500,000, while our Audit Committee must approve all related party transactions valued between $100,000 and $500,000 and review with management all other related party transactions. The following is a summary of agreements and transactions with parties related to our directors or us since January 1, 2006.

We paid AutoZone approximately $60,000 for parts purchases made during 2006. We received approximately $325,000 from AutoZone for parts sales made during 2006. Mr. Lampert served as a director of AutoZone until December 13, 2006 and is Chairman, Chief Executive Officer and controlling principal of ESL Investments, Inc., which together with its affiliated investment partnerships owns approximately 31% of the outstanding common stock of AutoZone. Mr. Crowley is the President and Chief Operating Officer of ESL Investments, Inc. Payments made by us to AutoZone in any given year, or received by us from AutoZone, represent significantly less than 0.1% of the annual revenue of each of AutoZone and AutoNation, respectively. We expect to enter into similar arrangements with AutoZone in the future.

We paid Sears Holdings Corporation and its affiliates approximately $570,000 primarily for automotive parts and accessories purchases made by our stores in the ordinary course of business during 2006. Mr. Lampert serves as Chairman of the Board of Directors of Sears Holdings and Mr. Crowley serves as a director, interim-Chief Financial Officer and as Executive Vice President, Chief Administrative Officer of Sears Holdings. ESL Investments, Inc., together with its affiliated investment partnerships, owns approximately 42% of the outstanding common stock of Sears Holdings. We expect to continue to enter into purchases of automotive parts and accessories from Sears Holdings and its affiliates in 2007. On March 29, 2007, the Board ratified and approved the transactions with Sears Holdings and future similar transactions entered into by our stores in the ordinary course of business.

On March 10, 2006, we commenced a tender offer to purchase up to 50 million shares of our common stock at a price per share of $23 in cash. As previously disclosed, ESL Investments, Inc. agreed to tender all of its shares of our common stock in the offer. Mr. Lampert is the Chief Executive Officer and Mr. Crowley is the President and Chief Operating Officer of ESL Investments, Inc. On April 19, 2006, we accepted for payment 50 million shares of our common stock pursuant to the offer, including 20,353,844 shares of common stock tendered by ESL Investments.

AUDIT COMMITTEE REPORT

The following statement made by our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such statement by reference.

During 2006, the Audit Committee consisted of J.P. Bryan (member and Chair until June 1, 2006), Irene B. Rosenfeld (member during 2006 and Chair from June 1, 2006 until December 31, 2006), Robert R. Grusky (member since June 22, 2006 and Chair since January 1, 2007), Carlos A. Migoya (member since June 22, 2006) and Robert J. Brown (member throughout 2006). The current Committee consists of Robert R. Grusky (Chair), Carlos A. Migoya and Robert J. Brown. The charter under which the Audit Committee operates is available on AutoNation’s corporate website at http://corp.autonation.com/investors/. The Board has determined that each Audit Committee member has the requisite independence and other qualifications for audit committee membership under New York Stock Exchange corporate governance listing standards, the Sarbanes-Oxley Act of 2002, the Audit Committee Charter and the independence standard set forth in the AutoNation, Inc. Corporate Governance Guidelines. The Board also determined that each of Ms. Rosenfeld and Mr. Grusky is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Our primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing AutoNation’s financial reporting, audit processes, systems of internal control over financial reporting, and disclosure controls. Management is responsible for the Company’s financial statements and the financial reporting process, including the system of internal control over financial reporting. We also monitor the preparation by management of the Company’s quarterly and annual financial statements. AutoNation’s independent auditor, which is accountable to us, is responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of AutoNation in conformity with generally accepted accounting principles in the United States. The independent auditor also is responsible for auditing and reporting on our management’s assessment of, and the effective operation of, internal control over financial reporting. We are solely responsible for selecting and reviewing the performance of AutoNation’s independent auditor and, if we deem appropriate in our sole discretion, terminating and replacing the independent auditor. We also are responsible for reviewing and approving the terms of the independent auditor’s annual engagement, including the scope of audit and non-audit services to be provided by the independent auditor and the fees to be paid for such services, and discussing with the auditor any relationships or services that may impact the objectivity and independence of the auditor.

In fulfilling our oversight role, we met and held discussions, both together and separately, with the Company’s management and independent auditor. Management advised us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and the independent auditor, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the Securities and Exchange Commission. We discussed with the independent auditor matters deemed significant by the independent auditor, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and reviewed a letter from the independent auditor disclosing such matters.

The independent auditor also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditor matters relating to their independence and considered whether their provision of certain non-audit services is compatible with maintaining their independence. In the letter, the independent auditor confirmed its independence, and we determined that the independent auditor’s provision of non-audit services to AutoNation is compatible with maintaining their independence. We also reviewed a report by the independent auditor describing the firm’s internal quality-control procedures and any material issues raised in the most recent internal quality-control review or external peer review or inspection performed by the Public Company Accounting Oversight Board.

Based on our review with management and the independent auditor of AutoNation’s audited consolidated financial statements and the independent auditor’s report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended to the Board of Directors that the audited consolidated financial statements be included in AutoNation’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee:

Robert R. Grusky (Chair)
Robert J. Brown
Carlos A. Migoya

Independent Auditor

AUDIT FEES

The following table sets forth: (i) the aggregate fees billed for professional services rendered by KPMG LLP for the audits of our financial statements and internal control over financial reporting for years 2006 and 2005; and (ii) the aggregate fees billed in 2006 by KPMG for our use of KPMG’s on-line technical research service and the aggregate fees billed in 2005 by KPMG for state unclaimed property audit assistance and our use of KPMG’s on-line technical research service:

Fee Category:	2005	2006

Audit Fees	$2,687,000	$2,823,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$29,000	$1,500

Total Fees	$2,716,000	$2,824,500
Ratio of Tax and All Other Fees to Audit and Audit-Related Fees:	0.01:1	0.00:1
Percentage of Aggregate Fees which were Audit or Audit-Related:	99%	100%

STATEMENT REGARDING AUDIT COMMITTEE PRE-APPROVAL OF
AUDIT AND PERMISSIBLE NON-AUDIT SERVICES

Our Audit Committee’s policies require pre-approval of all audit and permissible non-audit services provided by our independent auditor other than services permitted under the de minimus exception under applicable Securities and Exchange Commission rules (which are approved by our Audit Committee prior to our independent auditor’s completion of its annual audit). Under our Audit Committee’s policies, pre-approval generally is detailed as to the particular service or category of services and is subject to a specific budget. Under our Audit Committee’s policies, all tax planning services and services that do not constitute audit, audit-related or tax-compliance services are subject to a formal bidding process and may not be provided by our independent auditor unless our Audit Committee concludes that such services may be provided most effectively or economically by our independent auditor and that the independence of our auditor would not be affected adversely by the provision of such services. Our Audit Committee has delegated to its Chair the authority to approve, within guidelines and limits established by the Committee, specific services to be provided by our independent auditor and the fees to be paid. Any such approval must be reported to the Audit Committee at the next scheduled meeting. As required by Section 10A of the Exchange Act, our Audit Committee has pre-approved all audit and non-audit services provided by our independent auditor during 2006, and the fees paid for such services.

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITOR

(Proposal 2)

The Audit Committee of our Board of Directors has appointed KPMG LLP as our independent auditor for the year ending December 31, 2007. KPMG LLP has served us in this capacity since May 6, 2003. If the appointment of KPMG LLP as our independent auditor is not ratified by our stockholders, the Audit Committee will re-evaluate its appointment, taking into consideration the stockholder vote on the ratification. However, the Audit Committee is solely responsible for appointing and terminating our independent auditor, and may do so at any time at its discretion. A representative of KPMG LLP is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative also will be afforded an opportunity to make a statement, if he or she desires to do so.

Our Board of Directors recommends a vote “FOR” the ratification of the appointment of KPMG LLP as independent auditor
for us and our subsidiaries for the year ending December 31, 2007.

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our compensation programs are administered by the Compensation Committee (the “Committee”) and the Executive Compensation Subcommittee (the “Subcommittee”) of the Committee. The Committee primarily assists the Board in fulfilling its oversight responsibilities by, among other things: (i) reviewing our director compensation program; (ii) reviewing and approving the compensation of our chief executive officer (“CEO”) and other senior executive officers and, except as expressly delegated to the Subcommittee, setting annual and long-term performance goals for these individuals and reviewing the performance of these individuals; and (iii) reviewing and approving the compensation of all of our corporate officers.

The Subcommittee assists the Board and the Committee in fulfilling their responsibilities by performing the following duties: (i) reviewing and approving performance-based compensation of executive officers as contemplated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), including bonuses and stock option grants; (ii) administering our Senior Executive Incentive Bonus Plan, including establishing performance goals and certifying whether such goals are attained as contemplated under Section 162(m) of the Code; and (iii) administering our stock option plans, including approving stock option grants.

During 2006, the Committee consisted of Edward S. Lampert (Chair), Robert J. Brown, and Irene B. Rosenfeld and the Subcommittee consisted of Ms. Rosenfeld (Chair) and Mr. Brown. The Board has determined that each member of the Committee and the Subcommittee satisfies the requisite director independence standards under our Corporate Governance Guidelines and the corporate governance standards of The New York Stock Exchange. The Board also has determined that each member of the Subcommittee qualifies as an “outside director” under Section 162(m) of the Code and as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The operations of the Committee and the Subcommittee are governed by written charters adopted by the Board, copies of which are available on our corporate website at http://corp.autonation.com/investors/.

For the fiscal year ended December 31, 2006, our named executive officers were the Chairman and CEO (Mike Jackson), President and Chief Operating Officer (Michael E. Maroone), former Executive Vice President and Chief Financial Officer (Craig T. Monaghan), Vice President, Controller and former Interim-Chief Financial Officer (J. Alexander McAllister), Executive Vice President, General Counsel and Secretary (Jonathan P. Ferrando) and Senior Vice President — Sales (Kevin P. Westfall).

Compensation Philosophy and Objectives

The Committee’s fundamental philosophy is to closely link executive compensation with the achievement of Company performance goals and to create an owner-oriented pay-for-performance culture. The Committee’s objectives in administering our compensation program for executive officers are to ensure that we are able to attract and retain highly-skilled executives and to provide a compensation program that incentivizes management to optimize business performance, deploy capital productively and increase long-term stockholder value. The Committee also believes that overall compensation should be fair for the services rendered and that the compensation structure should be transparent, which is why the key components of executive compensation are limited to a base salary, an annual performance bonus based solely on the achievement of financial targets and stock options.

Setting Compensation Levels of Executive Officers

The Committee reviews executive compensation at its meetings throughout the year and sets executive compensation based primarily on our financial and operating performance, executive management’s performance in developing and executing the Company’s business strategy, managing the Company’s day-to-day business operations, optimizing the Company’s business performance and productivity of its business operations and creating stockholder value. The Committee also considers the scope of an executive’s duties and responsibilities and individual executive performance. The CEO reviews the performance of each named executive officer and makes recommendations to the Committee with respect to compensation adjustments for such officers. However, the Committee determines in its sole discretion whether to make any adjustments to the compensation paid to such executive officers.

In setting the compensation level of our named executive officers, the Committee also considers the comparative pay of other specialty retail companies and reviews compensation survey data from an outside compensation consultant. In 2006, an outside consultant (Towers Perrin) was engaged to conduct a competitive market assessment of the annual compensation of our CEO, President and Chief Operating Officer, Executive Vice President and Chief Financial Officer, and Executive Vice President, General Counsel and Secretary. The consultant was engaged to benchmark the key components and mix of our executive compensation with a peer group of specialty retail companies that represent a fair cross-section of the competitive marketplace for executives in the retail industry. The Committee reviewed the survey data for informational purposes, but did not structure executive compensation or set the level of compensation of our executive officers at a set percentage threshold based on the benchmark data.

The Committee has no pre-established target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. However, pursuant to the Committee’s pay-for-performance philosophy, a significant portion of each executive officer’s total compensation is allocated to incentive compensation in the form of an annual performance-based bonus and non-cash compensation in the form of stock options, which are designed to incentivize management to build long-term stockholder value for the Company over time and to align executives’ and stockholders’ interests. The Committee reviews and considers total compensation in setting each element of compensation for our named executive officers.

2006 Executive Compensation Elements

The key elements of our executive compensation program for the year ended December 31, 2006 were:

•	base salary;

•	annual incentive bonus; and

•	stock options.

Executive officers are also entitled to limited perquisites and other benefits as outlined below. The following is a summary of the considerations underlying each component of compensation paid to our named executive officers for 2006.

Base Salary

We provide our named executive officers and other officers with a base salary to compensate them for services rendered during the fiscal year. The Committee reviews and, as appropriate, adjusts the base salaries for our named executive officers. The factors that the Committee considers in setting salaries include the scope of job responsibilities, individual contributions to our success, Company-wide performance and market compensation. However, the Committee does not as a practice grant annual base salary adjustments for executive officers, and it did not grant any base salary adjustments during 2006 for any of the named executive officers except for Mr. McAllister, who received a $10,000 increase to his base salary in 2006.

Annual Incentive Bonus

A core component of our compensation program is the AutoNation Operating Performance Plan (the “AOP”), the annual bonus program in which bonus-eligible corporate-level employees participate. The AOP is designed to incentivize management to continually improve our operating performance and to use capital to maximize returns. The Subcommittee structured the AOP for 2006 to reward participants upon the achievement of specified levels of operating income per share (75% weight) and operating income as a percentage of gross profit (25% weight). Bonus awards under the AOP for 2006 were payable on a sliding scale based on our actual achievement relative to the predetermined goals, with the possibility that bonuses earned may exceed or be less than the targeted level. In calculating the level of our performance under the AOP, operating income per share is adjusted to reflect a capital charge for acquisitions and the repurchase of shares of our common stock, as well as to exclude the effect of certain extraordinary or one-time items. Certain other adjustments are made as well to ensure operating performance is measured to incentivize management appropriately (for example, floorplan interest expense is charged against operating income to ensure management manages this expense; on a generally accepted accounting principles basis floorplan interest expense is not included in operating income). The capital charge is designed to encourage more productive use of capital and discourage less productive uses of capital. The operating income as a percentage of gross profit metric is designed to incentivize management to increase variability in our expense structure and to increase the productivity of our operations so that bottom-line profitability and stockholder value are maximized.

In accordance with the terms and objectives of the AOP, the Subcommittee established an incentive bonus program for 2006 for our named executive officers under our Senior Executive Incentive Bonus Plan (the “Executive Incentive Bonus Plan”), which was approved by stockholders in 2002. For 2006, the Committee selected Mike Jackson, Chairman and CEO, Michael E. Maroone, Director, President and Chief Operating Officer, Craig T. Monaghan, Executive Vice President and Chief Financial Officer, and Jonathan P. Ferrando, Executive Vice President, General Counsel and Secretary, to participate in the Executive Incentive Bonus Plan. Under the terms of the Executive Incentive Bonus Plan, the Subcommittee set specific annual performance goals (actual performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Code) and established an objective formula for calculating the amount of the target awards for participants. The Subcommittee had absolute “negative discretion” to eliminate or reduce the amount of any award under the Executive Incentive Bonus Plan. The target incentive award percentages assigned to our select named executive officers are set forth below.

Participant	Target Award as a percentage of base salary

Mike Jackson	133 1/3%
Michael E. Maroone	100%
Craig T. Monaghan	60%
Jonathan P. Ferrando	60%

The performance goals that the Subcommittee established for 2006 under the Executive Incentive Bonus Plan for the executives named above — operating income per share (75% weight) and operating income as a percentage of gross profit (25% weight) — were the same as those the Committee established for 2006 under the AOP for all other corporate bonus plan participants, including Messrs. Westfall and McAllister, who were eligible to receive a target award as a percentage of their base salary of 45% and 40%, respectively. The Subcommittee believes this symmetry assures that all participants are appropriately aligned to achieve our objectives. One hundred percent of the final bonus payment for each participant in the Executive Incentive Bonus Plan is based upon achievement against the predetermined performance goals. After the end of the year, the Subcommittee calculated the level of our actual performance against the goals set for 2006 (after reflecting the capital charges and other adjustments noted above) and made corresponding bonus awards to Messrs. Jackson, Maroone and Ferrando under the Executive Incentive Bonus Plan and to other corporate bonus plan participants under the AOP. Mr. Monaghan resigned from his employment with us effective August 31, 2006 and, therefore, he did not receive any pay-out under the Executive Incentive Bonus Plan for the fiscal year ended December 31, 2006 or any severance or other payments triggered by a separation from service.

Based on financial performance against the bonus targets, bonus awards under the Executive Incentive Bonus Plan and the AOP were paid at 72.81% of the targeted levels. Actual payouts to our named executive officers for 2006 are shown in the Summary Compensation Table on page 28. The Executive Incentive Bonus Plan was the only bonus program in which our named executive officers participated in 2006 (other than Messrs. McAllister and Westfall who participated in the AOP only). As part of our retention efforts with respect to Mr. Jackson, a portion of the target bonus for Mr. Jackson under the Executive Incentive Bonus Plan (equal to 33 1/3% of his base salary) are payable to him on a deferred basis (without interest), subject to certain terms and conditions. In February 2007, Mr. Jackson received an aggregate amount equal to $918,165 in deferred bonus payments under the Executive Incentive Bonus Plan ($279,105 for 2006, $329,404 for 2005 and $309,656 for 2004). The payment of a similar portion of bonuses earned by Mr. Jackson in 2007, 2008 and 2009 under the New Executive Incentive Bonus Plan (defined below) would be deferred until February 2010.

The Executive Incentive Bonus Plan, which was approved by the Board and the stockholders of the Company in 2002, expired upon the payment of all awards for the year ended December 31, 2006. On February 5, 2007, our Board adopted a new Senior Executive Incentive Bonus Plan (the “New Executive Incentive Bonus Plan”). The New Executive Incentive Bonus Plan, which is administered by the Subcommittee, is subject to approval by our stockholders at the 2007 Annual Meeting. The New Executive Incentive Bonus Plan, which is substantially identical to and is intended to replace the Executive Incentive Bonus Plan approved by the Board and the Company’s stockholders in 2002, is designed to create a direct link between pay and performance for our named executive officers and to ensure that annual cash performance bonuses payable to executive officers of the Company are tax deductible by the Company pursuant to Section 162(m) of the Internal Revenue Code.

Under the New Executive Incentive Bonus Plan, the Subcommittee, in its sole discretion, shall determine which of our named executive officers or other key employees shall participate in the plan in any particular year. In addition, the Subcommittee is responsible for identifying annual “performance factors” and establishing specific performance targets with respect thereto that must be met in order for annual bonuses to be paid under the New Executive Incentive Bonus Plan. The Subcommittee retains absolute “negative discretion” to eliminate or reduce the amount of any award under the New Executive Incentive Bonus Plan and to make all determinations under the New Executive Incentive Bonus Plan.

On February 5, 2007, the Subcommittee selected participants in the New Executive Incentive Bonus Plan for 2007, established specific annual performance goals and set target awards for participants in the New Executive Incentive Bonus Plan for 2007 (subject to stockholder approval of the New Executive Incentive Bonus Plan). The Subcommittee selected the following named executive officers to participate in the New Executive Incentive Bonus Plan for 2007: our Chairman and CEO; President and Chief Operating Officer; Executive Vice President and Chief Financial Officer (Michael J. Short, who was appointed to the position on January 15, 2007); and Executive Vice President, General Counsel and Secretary. The performance goals under the New Executive Incentive Bonus Plan for 2007 that were established by the Subcommittee are based upon the achievement of specified levels of operating income per share (minus a charge for capital deployed for acquisitions or share repurchases) and operating income as a percentage of our gross profit during 2007. The Subcommittee also established an objective standard for calculating the amount of the target award for each New Executive Incentive Bonus Plan participant. The performance goals established under the New Executive Incentive Bonus Plan for 2007 also constitute the performance goals that have been established for our bonus-eligible corporate employees to ensure that our corporate management team is fully aligned to achieve improved operating performance for our existing business and to deploy capital effectively and profitably. The target incentive award percentages assigned to our eligible named executive officers for 2007 are set forth below.

Participant	Target Award as a percentage of base salary

Mike Jackson	133 1/3%
Michael E. Maroone	100%
Michael J. Short	60%
Jonathan P. Ferrando	60%

Kevin Westfall’s target award as a percentage of base salary under the 2007 AOP plan is 45%, and based on his performance and an increase in the scope of his responsibilities, his salary was increased by $18,000 to $468,000 in February 2007. Mr. Monaghan, our former Executive Vice President and Chief Financial Officer, announced his resignation in July 2006 effective as of August 31, 2006. In July 2006, Mr. McAllister, who had previously announced his decision to retire from the Company, agreed to stay until year-end 2006 and also to serve as Interim Chief Financial Officer, without additional compensation, in addition to his Vice President — Corporate Controller role commencing September 1, 2006 (thereby functioning as both our “principal financial officer” and “principal accounting officer” for Securities and Exchange Commission purposes). He continued to work at his existing base salary of $260,000 with a target bonus of 40% for 2006, and given his expected departure at year-end he did not receive a stock option grant in July 2006. In December, in light of the status of our searches for a new Chief Financial Officer and Controller, Mr. McAllister agreed to continue to serve, and was appointed by the Board to serve, as Interim Chief Financial Officer and Vice President, Controller until March 31, 2007 (or earlier upon appointment of a new Chief Financial Officer and/or Corporate Controller, which occurred with the appointments of Michael J. Short as our Executive Vice President and Chief Financial Officer effective as of January 15, 2007 and Michael J. Stephan as our Vice President-Corporate Controller effective as of March 30, 2007). In light of the importance of Mr. McAllister’s roles with our Company and his loyalty and dedication in serving the Company in dual roles since September 1, 2006 and his willingness to extend his role, on December 18, 2006, the Committee approved a $100,000 retention bonus payable to Mr. McAllister on March 31, 2007.

Stock Options

In order to align the long-term interests of management and our stockholders, the Subcommittee awards stock options to our named executive officers. The Committee believes that stock options motivate our named executive officers to focus on optimizing our long-term business performance and stockholder value. For fiscal 2006, the Subcommittee administered our stock option plans and approved all grants of stock option awards. Stock option grants are made on an annual basis in competitive amounts determined by the Subcommittee, and are designed to motivate our executives as outlined above, while carefully considering the cost to us and our stockholders of the issuance of the options, including common stock dilution. With respect to stock option recipients other than our named executive officers, stock option grants are based on the position of the recipient, with adjustments up or down to reflect the recipient’s individual performance rating for the prior year. In general, the Subcommittee endeavors to limit aggregate annual stock option grants to an amount equal to approximately one percent (1%) of our outstanding shares of common stock. Stock options generally vest annually in equal installments over four years commencing with the first anniversary of the grant date and expire ten years after the grant date. Under our stock option plans, stock options are granted at an exercise price that equals or exceeds the closing price of our common stock on the last trading day immediately preceding the grant.

Since 2000, annual stock option grants have been awarded during the third fiscal quarter in late July or early August at meetings of the Subcommittee (or predecessor committees responsible for option grants at the time), and the grants were all made effective after public release of the Company’s second-quarter earnings results. Annual grants are made to executive officers and other stock option-eligible employees at the same time and on the same terms (other than the number of options granted, which varies primarily by position and based on individual performance). Consistent with past practice, in 2006 the Subcommittee awarded stock options to our executive officers and other employees at the Subcommittee’s regularly scheduled meeting during the third quarter of the Company’s fiscal year. This meeting was held on July 25, 2006. Also consistent with past practice, the Subcommittee granted options effective after the second quarter earnings release was made in order to ensure that the earnings information was publicly disseminated prior to the option grants. Accordingly, the annual option grant was approved by the Subcommittee on July 25, 2006 with an effective grant date of Monday, July 31, 2006, two trading days after the Company’s second quarter earnings release was made on Thursday, July 27, 2006. The exercise price as specified under the Company’s stock option plans was $20.08 per share, which was the closing price of the Company’s common stock on Friday, July 28, 2006, the trading day immediately preceding the grant date.

The Subcommittee also, at its discretion, may award stock options to our named executive officers upon commencement of employment. In this instance, the Subcommittee’s practice has been for the effective date of the option grant to be the date the executive officer commences employment.

As noted above, in accordance with our stock option plans, the exercise price for all options granted is the closing price of a share of our common stock on the New York Stock Exchange as of the trading day immediately preceding the effective date of the grant (or a higher price designated by the Subcommittee). Therefore, stock options will have value only if the market price of our common stock increases after that date.

Perquisites and Other Benefits

Our compensation program for named executive officers also includes limited perquisites and other benefits, including participation in the Company’s life and health insurance and similar benefit programs (including our AutoNation 401(k) Plan and our AutoNation Deferred Compensation Plan) on the same general terms as other participants in these programs, participation in Company car programs entitling the executives to vehicle use or a vehicle allowance, use of an on-site gymnasium facility and, pursuant to their employment agreements, limited personal use of corporate aircraft for each of Messrs. Jackson and Maroone. The employment agreements with each of Messrs. Jackson and Maroone, respectively, provide for personal use of corporate aircraft of up to 70 hours per year.

Employment Agreements with Executive Officers

We have entered into an employment agreement with each of the CEO (Mike Jackson) and Chief Operating Officer (Michael E. Maroone) and an Employment Letter with our Chief Financial Officer (Michael J. Short). The Committee believes that entering into the employment agreements with Messrs. Jackson and Maroone, and the employment letter with Mr. Short furthered our efforts to attract and retain such executives. For a summary of the material terms of Messrs. Jackson’s, Maroone’s and Short’s employment arrangements, please refer to page 44.

Severance Policy and Agreements for Post-Termination Payments

We have a policy governing severance and change in control agreements with the Company’s named executive officers, which is set forth in our Corporate Governance Guidelines. Generally, the policy provides that we will not enter into any severance agreements with senior executives that provide specified benefits in an amount exceeding 299% of the sum of such executive’s base salary plus bonus unless such severance agreement has been submitted to a stockholder vote. Further, unless such severance agreement has been submitted to a stockholder vote, we will not enter into a severance agreement that provides for the payment of specified benefits to an executive triggered by (i) a change in control of our Company that is approved by stockholders but not completed or (ii) a completed change in control of the Company in which the named executive officer remains employed in a substantially similar capacity by the successor entity.

We have entered into stock option agreements with all of our named executive officers and employment agreements with our CEO (Mr. Jackson) and President and Chief Operating Officer (Mr. Maroone) and an Employment Letter with our Executive Vice President and Chief Financial Officer (Mr. Short) that provide for payments or benefits to the senior executive officer at, following, or in connection with, termination under certain circumstances. We have not entered into any change in control agreements with any of our named executive officers. The payment or benefits provisions contained in the employment agreements and stock option agreements are designed to promote stability and continuity of senior management. A description of the applicable payments under such agreements for the named executive officers are provided under the section entitled “Potential Payments Upon Termination or Change in Control” on page 34.

Company Policy on Internal Revenue Code Section 162(m) Limits on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation’s CEO and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met.

The Committee administers the executive compensation program in general, and our Senior Executive Incentive Bonus Plan in particular, in a manner that maximizes the tax deductibility of compensation paid to the Company’s executives under Internal Revenue Code Section 162(m) to the extent practicable. The Committee believes, however, that our priority is to attract and retain highly-skilled executives to manage our Company and, in some cases, the loss of a tax deduction may be necessary to accomplish that goal. Accordingly, the Committee has from time to time approved elements of compensation for certain officers that are not fully deductible, and the Committee reserves the right to do so in the future in appropriate circumstances. For 2006, the compensation of our named executive officers was fully deductible under Internal Revenue Code Section 162(m), except with respect to an amount equal to $150,000 of our CEO’s base salary and certain portions of other elements of non-performance-based compensation for the Company’s CEO and President and Chief Operating Officer.

Executive Stock Ownership Guidelines

In order to further align the long-term interests of management and stockholders and to ensure an owner-oriented culture, the Committee believes that our senior executive officers should have a significant financial stake in our Company. Accordingly, in February 2006, the Board of Directors adopted a policy setting forth its expectation that the CEO and the President and Chief Operating Officer will attain ownership of our common stock with a fair market value of not less than four times his or her annual base compensation, and each Executive Vice President will attain ownership of AutoNation’s common stock with a fair market value of not less than two times his or her annual base compensation, in each case within five years of such person first becoming an executive officer or the adoption of this policy (February 7, 2006). Exceptions to this requirement may only be made by the Board of Directors under compelling mitigating circumstances. The Committee believes these ownership guidelines are an important tool in aligning the interests of our senior executive officers with the long term interests of our stockholders. As of December 31, 2006, all of our senior executive officers had met their guidelines or were making significant progress toward their milestone guidelines as set forth in the chart below:

	Ownership as of
	December 31, 2006
	Number of	Dollar Value	Ownership	Percentage of
Name	Shares(1)	of Shares(2)	Requirement	Requirement Met

Mike Jackson	290,000	$6,182,800	$4,600,000	134%
Michael E. Maroone	2,248,894	$47,946,420	$4,000,000	1,199%
Jonathan P. Ferrando	26,767	$570,672	$1,122,000	51	%(3)

(1)	The number of shares includes common stock beneficially owned by each executive (excluding stock options).

(2)	The value of the shares is based on the closing price of a share of our common stock on the New York Stock Exchange as of December 29, 2006 ($21.32).

(3)	Mr. Ferrando has until February 2011 to meet the above ownership requirement. He purchased an additional 3,000 shares of our common stock in February 2007, increasing the value of his ownership stake to $634,632 (assuming the year-end closing price of $21.32), or 57% of the ownership requirement.

Conclusion

The Committee believes that our compensation programs are designed and administered in a manner consistent with the Committee’s philosophy as described above. The Committee also believes that the programs appropriately reward executive performance and align the interests of the Company’s named executive officers and key employees with the long-term interests of stockholders, while also enabling the Company to attract and retain talented executives. The Committee will continue to evolve and administer our compensation program in a manner that the Committee believes will be in the best interests of our stockholders.

COMPENSATION COMMITTEE AND EXECUTIVE COMPENSATION SUBCOMMITTEE
REPORT ON EXECUTIVE COMPENSATION

The following statement made by our Compensation Committee and Executive Compensation Subcommittee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such statement by reference.

The Compensation Committee and Executive Compensation Subcommittee of the Company have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee and Executive Compensation Subcommittee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K for the year ended December 31, 2006.

Compensation Committee:

Edward S. Lampert (Chair)
Robert J. Brown
Irene B. Rosenfeld

Executive Compensation Subcommittee:

Irene B. Rosenfeld (Chair)
Robert J. Brown

EXECUTIVE COMPENSATION

The following table shows compensation earned by our Chief Executive Officer, each person who served as our Chief Financial Officer during any part of 2006, and each of our three other most highly compensated executive officers at December 31, 2006.

2006 SUMMARY COMPENSATION TABLE

							Change in
							Pension Value
							and
						Non-Equity	Nonqualified
				Stock		Incentive	Deferred
Name and				Awards	Option	Plan	Compensation	All Other
Principal Position	Year	Salary ($)	Bonus ($)	($)	Awards ($)(1)	Compensation ($)(2)	Earnings ($)	Compensation ($)(3)	Total ($)

Mike Jackson (Chairman and Chief Executive Officer)	2006	$1,150,000	$0	$0	$2,049,276	$1,116,420	$0	$197,921(4)	$4,513,617
Michael E. Maroone (President and Chief Operating Officer)	2006	$1,000,000	$0	$0	$1,640,252	$728,100	$0	$338,603(5)	$3,706,955
Craig T. Monaghan (Former Executive Vice President and Chief Financial Officer)(6)	2006	$358,179	$0	$0	$784,546	$0	$0	$25,119(7)	$1,167,844
J. Alexander McAllister (Former Interim Chief Financial Officer & VP Corporate Controller)(8)	2006	$258,844	$0	$0	$141,479	$75,722	$0	$0	$476,045
Jonathan P. Ferrando (Executive Vice President, General Counsel and Secretary	2006	$561,000	$0	$0	$954,463	$245,078	$0	$19,818(9)	$1,780,359
Kevin P. Westfall (Senior Vice President — Sales)	2006	$450,000	$0	$0	$425,733	$147,440	$0	$16,999(10)	$1,040,172

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123R (exclusive of estimated forfeitures related to service-based vesting conditions) of awards of options granted in and prior to 2006. The assumptions used in the calculation of this amount for fiscal years ended December 31, 2004, 2005 and 2006 are included in footnote 1 and footnote 10 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2007. The assumptions used in the calculation of this amount for fiscal years ended December 31, 2002 and 2003 are included in footnote 1 and footnote 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2004, including in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2005. During 2006, Mr. Monaghan forfeited an aggregate of 311,650 options.
(2)	Bonuses earned during 2006 were paid on February 15, 2007.
(3)	The amounts reported for personal usage by Messrs. Jackson and Maroone of corporate aircraft are calculated based on the aggregate incremental cost to the Company. The incremental cost to the Company of personal usage of corporate aircraft by our executives is calculated based on the direct operating costs to the Company, including fuel costs, crew fees and travel expenses, trip-related repairs and maintenance, ground transportation, landing fees and other direct operating costs. The amounts reported for personal usage of cars are based on imputed income attributable to each named executive officer calculated in accordance with Treasury Regulations, which amounts we believe are equal to or greater than our incremental costs thereof. In addition to the perquisites and other benefits identified in the footnotes below, our named executive officers also are eligible to use our on-site gymnasium facility, and from time to time, use our tickets for sporting and entertainment events for personal purposes, and receive occasional secretarial support with respect to personal matters.
(4)	Includes imputed income from group term life insurance, $138,079 for personal usage of corporate aircraft, $26,758 for personal Company car usage and $22,500 as vehicle allowance for service on the Board of Directors.
(5)	Includes imputed income from group term life insurance, $282,654 for personal usage of corporate aircraft, $28,596 for personal Company car usage and $22,500 as vehicle allowance for service on the Board of Directors.
(6)	Mr. Monaghan served as our Executive Vice President and Chief Financial Officer until August 31, 2006.
(7)	Includes $19,800 for a vehicle allowance. Also includes a Company-paid executive health examination and imputed income from group term life insurance.
(8)	Mr. McAllister served as our Interim Chief Financial Officer beginning September 1, 2006 through January 15, 2007.
(9)	Includes $15,600 for a vehicle allowance. Also includes a Company-paid executive health examination and imputed income from group term life insurance.
(10)	Consists of $15,600 for a vehicle allowance. Also includes imputed income from group term life insurance.

GRANTS OF PLAN-BASED AWARDS

The Executive Incentive Bonus Plan was approved by the Board and the stockholders of the Company in 2002. For 2006, the Executive Compensation Subcommittee (the “Subcommittee”) of the Compensation Committee (the “Committee”) of the Board of Directors selected Mike Jackson, Chairman and CEO, Michael E. Maroone, Director, President and Chief Operating Officer, Craig T. Monaghan, Executive Vice President and Chief Financial Officer, and Jonathan P. Ferrando, Executive Vice President, General Counsel and Secretary, to participate in the Executive Incentive Bonus Plan. Under the terms of the Executive Incentive Bonus Plan, the Subcommittee set specific annual performance goals (actual performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Code) and established an objective formula for calculating the amount of the target awards for participants. The Subcommittee had absolute “negative discretion” to eliminate or reduce the amount of any award under the Executive Incentive Bonus Plan. The target incentive award, as a percentage of base salary, assigned to our select named executive officers are: Mike Jackson 133 1/3%; Michael E. Maroone 100%; Craig T. Monaghan 60%; and, Jonathan P. Ferrando 60%.

The performance goals that the Subcommittee established for 2006 under the Executive Incentive Bonus Plan for the executives named above — operating income per share (75% weight) and operating income as a percentage of gross profit (25% weight) — were the same as those the Committee established for 2006 under the AOP for all other corporate bonus plan participants, including Messrs. Westfall and McAllister, who were eligible to receive a target award as a percentage of their base salary of 45% and 40%, respectively. The Subcommittee believes this symmetry assures that all participants are appropriately aligned to achieve our objectives. One hundred percent of the final bonus payment for each participant in the Executive Incentive Bonus Plan is based upon achievement against the predetermined performance goals. Assuming exceptional performance by the Company, the named executive officers may be eligible to receive Awards in excess of their respective target inventive awards. However, in no event shall payment in respect of Awards granted hereunder exceed $5,000,000 to any one participant in any one year.

After the end of the year, the Subcommittee calculated the level of our actual performance against the goals set for 2006 (after reflecting the capital charges and other adjustments noted in the “Compensation Discussion and Analysis”) and made corresponding bonus awards to Messrs. Jackson, Maroone and Ferrando under the Executive Incentive Bonus Plan and to other corporate bonus plan participants under the AOP. Mr. Monaghan resigned from his employment with us effective August 31, 2006 and, therefore, he did not receive any pay-out under the Executive Incentive Bonus Plan for the fiscal year ended December 31, 2006 or any severance or other payments triggered by a separation from service.

The Executive Incentive Bonus Plan was the only bonus program in which our named executive officers participated in 2006 (other than Messrs. McAllister and Westfall who participated in the AOP only). As part of our retention efforts with respect to Mr. Jackson, a portion of the target bonus for Mr. Jackson under the Executive Incentive Bonus Plan (equal to 33 1/3% of his base salary) are payable to him on a deferred basis (without interest), subject to certain terms and conditions.

The following table sets forth certain information with respect to grants of awards to the named executive officers of the Company under our non-equity incentive plans and stock option plans during 2006. The grants include the 2006 cash incentive bonus plan awards and annual stock option grants. We do not grant restricted stock or other stock awards, and we do not have long-term cash incentive plans.

2006 GRANTS OF PLAN-BASED AWARDS

						All Other
						Option Awards:
						Number of	Exercise or	Grant Date
			Estimated Possible Payouts Under			Securities	Base Price	Fair Value of
			Non-Equity Incentive Plan Awards			Underlying	of Option	Stock and
	Grant	Approval	Threshold	Target	Maximum	Options	Awards	Option
Name	Date	Date	($)	($)(1)	($)(2)	(#)(3)	($ / Sh)	Awards(4)

Mike Jackson	7/31/2006	7/25/2006				254,000	$20.08	$2,242,820
			$311,458	$1,533,333	$5,000,000
Michael E. Maroone	7/31/2006	7/25/2006				203,000	$20.08	$1,792,490
			$203,125	$1,000,000	$5,000,000
Craig T. Monaghan	—	—				—	—	—
			$68,372	$336,600	$5,000,000
J. Alexander McAllister	—	—				—	—	—
			$21,125	$104,000	n/a
Jonathan P. Ferrando	7/31/2006	7/25/2006				175,600	$20.08	$1,550,548
			$68,372	$336,600	$5,000,000
Kevin P. Westfall	7/31/2006	7/25/2006				65,813	$20.08	$581,129
			$41,133	$202,500	n/a

(1)	As disclosed above, these targets relate to the AOP and Executive Incentive Bonus Plan for 2006. Actual bonus awards under these plans were paid at 72.81% of the targeted levels. Mr. Monaghan did not receive a bonus award for 2006 due to his resignation from the Company effective as of August 31, 2006.

(2)	$5,000,000 is the maximum allowable bonus as provided for under the Executive Incentive Bonus Plan.

(3)	Option grants made to our named executive officers during 2006 were made from the 1998 Employee Stock Option Plan, except that the option grant made to Mr. Maroone during 2006 was from the 1997 Employee Stock Option Plan.

(4)	Based on FAS 123R value of $8.83 per share.

2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Our stock option programs are administered by the Committee and the Subcommittee. Stock option grants are made on an annual basis in competitive amounts determined by the Subcommittee. In general, the Subcommittee endeavors to limit aggregate annual stock option grants to an amount equal to approximately one percent (1%) of our outstanding shares of common stock. Stock options generally vest in equal installments over four years. In accordance with our stock option plans, the exercise price for all options granted is equal to or higher than the closing price of a share of our common stock on the New York Stock Exchange as of the trading day immediately preceding the effective date of the grant (or a higher price designated by the Subcommittee). Therefore, stock options will have value only if the market price of our common stock increases after that date.

The following table sets forth certain information regarding equity-based awards held by our named executive officers as of December 31, 2006, which consists solely of stock options. We do not grant restricted stock or other stock awards.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised		Option
	Options	Options		Exercise	Option
	(#)	(#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

Mike Jackson	250,000	—		$11.05	7/25/2011
	400,000	—		$12.25	8/5/2012
	240,750	80,250	(1)	$17.00	7/28/2013
	146,000	146,000	(2)	$16.77	7/27/2014
	73,000	219,000	(3)	$21.59	8/1/2015
	—	254,000	(4)	$20.08	7/31/2016

Michael E. Maroone	249,265	—		$11.51	1/2/2008
	830,882	—		$14.39	1/6/2009
	276,961	—		$13.26	7/29/2009
	350,000	—		$6.88	8/1/2010
	500,000	—		$6.88	8/1/2010
	400,000	—		$11.05	7/25/2011
	320,000	—		$12.25	8/5/2012
	192,750	64,250	(5)	$17.00	7/28/2013
	116,900	116,900	(6)	$16.77	7/27/2014
	58,450	175,350	(7)	$21.59	8/1/2015
	—	203,000	(8)	$20.08	7/31/2016

Craig T. Monaghan(9)	—	—		—	—

	Option Awards
	Number of Securities	Number of Securities		Option	Option
	Underlying Unexercised	Underlying Unexercised		Exercise	Expiration
Name	Options (#)	Options (#)		Price ($)	Date
	Exercisable	Unexercisable

J. Alexander McAllister	—	6,800	(10)	$17.00	7/28/2013
	—	12,320	(11)	$16.77	7/27/2014
	6,160	18,480	(12)	$21.59	8/1/2015

Jonathan P. Ferrando	96,000	—		$12.25	8/5/2012
	57,900	19,300	(13)	$17.00	7/28/2013
	87,800	87,800	(14)	$16.77	7/27/2014
	43,900	131,700	(15)	$21.59	8/1/2015
	—	175,600	(16)	$20.08	7/31/2016

Kevin P. Westfall	44,314	—		$14.39	1/6/2009
	43,425	14,475	(17)	$17.00	7/28/2013
	35,100	35,100	(18)	$16.77	7/27/2014
	13,162	39,488	(19)	$21.59	8/1/2015
	6,250	18,750	(20)	$20.94	9/7/2015
	—	65,813	(21)	$20.08	7/31/2016

The unexercisable stock options disclosed in the table above will vest as follows:

(1)	80,250 on July 28, 2007.

(2)	73,000 on July 27, 2007 and 73,000 on July 27, 2008.

(3)	73,000 on August 1, 2007; 73,000 on August 1, 2008 and 73,000 on August 1, 2009.

(4)	63,500 on July 31, 2007; 63,500 on July 31, 2008; 63,500 on July 31, 2009 and 63,500 on July 31, 2010.

(5)	64,250 on July 28, 2007.

(6)	58,450 on July 27, 2007 and 58,450 on July 27, 2008.

(7)	58,450 on August 1, 2007; 58,450 on August 1, 2008 and 58,450 on August 1, 2009.

(8)	50,750 on July 31, 2007; 50,750 on July 31, 2008; 50,750 on July 31, 2009 and 50,750 on July 31, 2010.

(9)	Mr. Monaghan resigned from his employment with us effective August 31, 2006 and, therefore, he had no outstanding options as of December 31, 2006.

(10)	Mr. McAllister’s options were scheduled to vest as follows: 6,800 on July 28, 2007; however, these options expired on March 31, 2007 due to Mr. McAllister’s resignation effective as of that date.

(11)	Mr. McAllister’s options were scheduled to vest as follows: 6,160 on July 27, 2007; and 6,160 on July 27, 2008; however, these options expired on March 31, 2007 due to Mr. McAllister’s resignation effective as of that date.

(12)	Mr. McAllister’s options were scheduled to vest as follows: 6,160 on August 1, 2007; 6,160 on August 1, 2008 and 6,160 on August 1, 2009; however, these options expired on March 31, 2007 due to Mr. McAllister’s resignation effective as of that date.

(13)	19,300 on July 28, 2007.

(14)	43,900 on July 27, 2007 and 43,900 on July 27, 2008.

(15)	43,900 on August 1, 2007; 43,900 on August 1, 2008 and 43,900 on August 1, 2009.

(16)	43,900 on July 31, 2007; 43,900 on July 31, 2008; 43,900 on July 31, 2009 and 43,900 on July 31, 2010.

(17)	14,475 on July 28, 2007.

(18)	17,550 on July 27, 2007 and 17,550 on July 27, 2008.

(19)	13,163 on August 1, 2007; 13,162 on August 1, 2008 and 13,163 on August 1, 2009.

(20)	6,250 on September 7, 2007; 6,250 on September 7, 2008 and 6,250 on September 7, 2009.

(21)	16,453 on July 31, 2007; 16,453 on July 31, 2008; 16,453 on July 31, 2009 and 16,454 on July 31, 2010.

2006 OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information regarding exercises of options by each of our named executive officers during 2006.

	Option Awards
	Number of Shares Acquired	Value Realized
	on Exercise	on Exercise
Name	(#)	($)

Mike Jackson	557,843	$6,018,787
Michael E. Maroone	0	$0
Craig T. Monaghan	710,295	$5,030,731
J. Alexander McAllister	60,620	$393,719
Jonathan P. Ferrando	30,000	$343,500
Kevin P. Westfall	237,758	$2,402,922

2006 NONQUALIFIED DEFERRED COMPENSATION

The AutoNation Deferred Compensation Plan (“DCP”) affords a select group of management and highly compensated employees the opportunity to defer up to 75% of base salary and 90% of annual bonus and/or commissions on a pre-tax basis. We also provide a 50% matching contribution, with vesting, up to the first $8,000 deferred to the DCP for certain participants including our named executive officers. Participants eligible for a matching contribution under the DCP are not eligible for the matching contribution in the AutoNation 401(k) plan. Earnings on deferrals are based on “deemed” investments in funds, selected for inclusion in the DCP by us, investing in equity instruments or debt securities. The DCP provides daily processing of account transactions including participant deemed investment election changes. The DCP provides for payment of vested deferrals and earnings upon separation from service, death, and disability as well as upon specified in-service payment dates selected by the participants. Participants may elect to receive payments upon specified in-service dates or upon separation from service in the form of lump sum payments or annual installments up to 10 years. Specified in-service date payments may be paid in a lump sum or in up to five (5) annual installments. The DCP is intended to meet the requirements of Section 409A of the Internal Revenue Code and other relevant provisions thereunder and related Treasury Regulations.

		Registrant		Aggregate
	Executive Contributions	Contributions in Last	Aggregate Earnings	Withdrawals/	Aggregate Balance at
	in Last Fiscal Year	Fiscal Year	in Last Fiscal Year	Distributions	Last Fiscal Year-End
Name	($)(1)	($)(2)	($)	($)	($)(3)

Mike Jackson(4)	$0	$0	$0	$0	$0

Michael E. Maroone	$48,077	$0	$3,930	$0	$52,007

Craig T. Monaghan	$5,538	$0	$(68)	$0	$5,606

J. Alexander McAllister	$7,624	$0	$391	$0	$8,015

Jonathan P. Ferrando	$24,038	$0	$876	$0	$24,914

Kevin Westfall	$28,846	$0	$2,019	$0	$30,865

(1)	These amounts were included as part of salary in the “Summary Compensation Table” on page 28.

(2)	Matching contributions based on 2006 executive contributions were made by us after December 31, 2006.

(3)	Of these amounts, $48,077, $5,538, $7,624, $24,038, and $28,846, respectively, were included as part of salary in the “Summary Compensation Table” on page 28.

(4)	Mr. Jackson did not participate in the DCP.

Potential Payments Upon Termination or Change in Control

The following tables reflect the amount of compensation that would have been payable to each of our named executive officers under any contract, agreement, plan or arrangement with us that provides for payment(s) to such executive in the event of termination of such executive’s employment or a change in control of the Company, in each case assuming the termination or change in control occurred effective as of December 29, 2006, the last business day of our most recent fiscal year. The amount of compensation payable to each named executive officer upon “termination for cause,” “voluntary termination” (or “voluntary termination for good reason” and “voluntary termination without good reason”), “death or disability,” “retirement,” “involuntary termination without cause,” and “change in control,” as applicable, is shown below.

We have prepared the tables based on the following general assumptions, and the tables should be considered in conjunction with the assumptions and the disclosures below the tables.

General Assumptions

Stock Options

In certain cases upon a termination or change in control, the vesting of unvested options is accelerated. In such cases, the following tables assume the exercise of all unvested stock options that are accelerated at the time of the termination event or a change in control using the closing price per share of our common stock on the New York Stock Exchange as of the last business day of our most recent fiscal year ($21.32).

Benefits

Messrs. Jackson and Maroone are eligible for health and welfare benefits, including disability and life insurance, in connection with certain termination events and in such events the following tables reflect our expense in connection with such executive’s elections.

Change in Control

We have not entered into any “change in control” agreements with any of our named executive officers. However, under our stock option plans, in the event of a “change in control” (as defined in our stock option plans), all outstanding options held by such executive shall become immediately exercisable in full and, unless waived in advance of such change in control by our Board, such executive shall have the right to require us to pay, in cancellation of options, an amount equal to the product of (i) the excess of (a) the fair market value per share of the stock over (b) the option price times (ii) the number of shares of stock specified by such executive in a written notice to us. Accordingly, the following tables disclose the value of unvested stock options realized by each of our named executive officers in connection with a “change in control” based on the excess of $21.32, the closing price on the last business day of 2006, over the exercise price times the number of outstanding options held by such executive.

Restrictive Covenant Agreements

Our named executive officers have entered into restrictive covenants and other obligations as contained in various stock option agreements, confidentiality, non-solicitation/no-hire and non-compete agreements, and other similar agreements with us in connection with employment or the grant of stock options. Generally, these restrictive covenants provide a restriction of one (1) year in which the named executive officer may not perform certain activities within specified geographic regions. The competitive activities include generally (i) participating or owning an interest in an entity engaged in the auto business (as defined in the applicable agreement) or any other business of the type and character engaged by us, (ii) employing any person that was employed by us within the prior six (6) months or seeking to induce any such person to leave his or her employment, (iii) soliciting any customer to patronize any business in competition with our business, or (iv) requesting or advising our customers or vendors to withdraw, curtail or cancel their business with us. In certain cases, the receipt of post-termination payments by our named executive officers is conditioned upon their compliance with these restrictive covenants.

Description of Triggering Events and Quantification

1.  Under our employment agreements with each of Messrs. Jackson and Maroone, termination for “cause” generally shall mean termination because of (i) the executive’s breach of any of his covenants contained in the applicable employment agreement, (ii) the executive’s failure or refusal to perform the duties and responsibilities required to be performed by the executive under the terms of the applicable employment agreement, (iii) the executive’s willfully engaging in illegal conduct or gross misconduct in the performance of his duties hereunder (provided, that no act or failure to act shall be deemed “willful” if done, or omitted to be done, in good faith and with the reasonable belief that such action or omission was in our best interest), (iv) the executive’s commission of an act of fraud or dishonesty affecting us or the commission of an act constituting a felony, or (v) the executive’s violation of our policies in any material respect.

2.  Under our employee stock option plans, termination for “cause” generally shall mean termination because of (i) the executive’s conviction for commission of a felony or other crime, (ii) the commission by the executive of any act against us constituting willful misconduct, dishonesty, fraud, theft or embezzlement, (iii) the executive’s failure, inability or refusal to perform any of the material services, duties or responsibilities required of him by us or to materially comply with the policies or procedures established from time to time by us, for any reason other than his illness or physical or mental incapacity, (iv) the executive’s dependence, as determined in good faith by us, on any addictive substance, including, but not limited to, alcohol or any illegal or narcotic drugs, (v) the destruction of or material damage to our property caused by the executive’s willful or grossly negligent conduct, and (vi) the willful engaging by the executive in any other conduct which is demonstrably injurious to us or our subsidiaries, monetarily or otherwise.

3.  Under our employment agreements with each of Messrs. Jackson and Maroone, termination by Messrs. Jackson or Maroone for “good reason” generally shall mean the occurrence of (i) a material change by us in the executive’s duties or responsibilities which would cause executive’s position to become of materially and substantially less responsibility and importance than those associated with his duties or responsibilities as of the date of the applicable employment agreement, or (ii) a material breach of the applicable employment agreement by us, which breach is not cured within ten days after written notice is received by us.

4.  Retirement generally shall mean the named executive officer’s termination of employment or other service from us or a subsidiary of ours after attainment of age 55 and completion of at least six (6) years of service with us or a subsidiary of ours (disregarding any service with an entity prior to becoming a subsidiary or after ceasing to be a subsidiary).

5.  Change in Control (as defined in our stock option plans) generally shall mean if any person shall (i) acquire direct or indirect beneficial ownership of more than 50% of the total combined voting power with respect to the election of directors of our issued and outstanding stock (except that no change in control shall be deemed to have occurred if the persons who were our stockholders immediately before such acquisition own all or substantially all of the voting stock or other interests of such person immediately after such transaction), or (ii) have the power (whether as a result of stock ownership, revocable or irrevocable proxies, contract or otherwise) or ability to elect or cause the election of directors consisting at the time of such election of a majority of the board.

Mike Jackson

		Voluntary	Voluntary			Involuntary
		Termination	Termination			Termination
	Termination	for Good	without	Death or		without	Change in
Mike Jackson	for Cause	Reason	Good Reason	Disability	Retirement	Cause	Control

Cash Severance(1)	$0	$2,467,747	$0	$0	$0	$2,467,747	$0
Deferred Bonus(2)	$0	$639,060	$0	$639,060	$0	$639,060	$0
Acceleration of Unvested Stock Options	$0	$1,325,940	$0	$1,325,940	$1,325,940	$1,325,940	$1,325,940
Post-Separation Health Care	$0	$14,635	$0	$0	$0	$14,635	$0

(1)	Reflects $1,150,000 in base severance and $1,317,747 in bonus severance.

(2)	Reflects Executive Incentive Bonus Plan deferrals from 2004 of $309,656 and 2005 of $329,404.

Termination for Cause

If we terminate Mr. Jackson’s employment for “cause,” he is not entitled to any payments triggered by the termination and options held by Mr. Jackson on the date of termination, whether vested or unvested, will be cancelled.

Voluntary Termination for Good Reason

If Mr. Jackson terminates his employment with us for “good reason”, as long as Mr. Jackson is in compliance with the restrictive covenants and confidentiality provision of his employment agreement and signs a reasonable and mutually acceptable severance agreement (including a release and a covenant of reasonable cooperation), he will be entitled to receive an amount equal to: (i) the sum of his then-current annual base salary plus annual bonus awarded to him in the calendar year prior to such termination of his employment, as well as (ii) the pro-rata portion (based on the portion of the calendar year actually served by Mr. Jackson) of his annual bonus to which he would have been entitled had his employment not been terminated, to the extent applicable performance targets are met. Payment of the amount due under clause (i) above would be made by us (by lump sum or otherwise) within thirty (30) days following the termination and payment of the amount due under clause (ii) above would be made by us (in lump sum) at the same time as year 2006 annual bonuses are paid to our bonus-eligible employees. (Given the assumed date of termination of December 29, 2006, which we assume to be year-end for purposes of our Senior Executive Incentive Bonus Plan, payment of the amount due under clause (ii) is included under “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table” on page 28, not “Cash Severance” in the table above.) Mr. Jackson and his dependents also will be entitled to continue to participate in our group health and welfare benefit plans for a period of eighteen (18) months following the termination at the same cost to Mr. Jackson as provided to him prior to termination (or we will procure and pay for comparable benefits during such time period). Moreover, all vested stock options held by Mr. Jackson will survive and be exercisable for the remainder of their initial ten-year term and all unvested stock options held by him will immediately vest on such termination and will survive and be exercisable for one year following such termination. The value of the immediate vesting of unvested options is reflected in the table above assuming they were exercised on December 29, 2006. Since vested stock options are already exercisable upon termination, no value is attributable in the table to the extension of the exercise period for such vested options. In addition, Mr. Jackson shall be entitled to receipt of his deferred bonuses from 2004 and 2005, respectively, to be paid in full (by lump sum or otherwise) within thirty (30) days from such event.

Voluntary Termination without Good Reason

If Mr. Jackson terminates his employment with us without “good reason,” he is not entitled to any payments triggered by the termination and options held by Mr. Jackson, to the extent exercisable on the date of termination, shall remain exercisable until the date of such option and sixty (60) days following the date of such termination. All other options held by Mr. Jackson shall terminate immediately and he shall have no further right to purchase shares of stock pursuant to the options.

Termination due to Death or Disability

If Mr. Jackson’s employment is terminated because of death or inability to perform his duties and responsibilities due to a physical or mental disability or sickness for more than ninety (90) days (whether or not consecutive) during any period of twelve (12) consecutive months or a physical or mental disability which is reasonably expected to extend for greater than three (3) months, Mr. Jackson shall be entitled to receipt of his deferred bonuses from 2004 and 2005 respectively, to be paid in full (by lump sum or otherwise) within thirty (30) days from such event. Also, all options held by Mr. Jackson at the time of termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of the expiration date of the option or the third anniversary of the date of termination.

Retirement

In the event of Mr. Jackson’s retirement, all options held by Mr. Jackson at the time of termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of the expiration date of the option or the third anniversary of the date of termination.

Involuntary Termination Without Cause

If we terminate Mr. Jackson’s employment without “cause,” as long as Mr. Jackson is in compliance with the restrictive covenants and confidentiality provision of his employment agreement and signs a reasonable and mutually acceptable severance agreement (including a release and a covenant of reasonable cooperation), he will be entitled to receive the same payments and other benefits as described in the “Voluntary Termination for Good Reason” paragraph above.

Material Conditions and Obligations

Mr. Jackson will be subject to the restrictive covenant agreements described under the section “Restrictive Covenant Agreements” on page 35.

Michael E. Maroone

		Voluntary	Voluntary			Involuntary
		Termination	Termination			Termination
	Termination	for Good	without	Death or		without	Change in
Michael E. Maroone	for Cause	Reason	Good Reason	Disability	Retirement	Cause	Control

Cash Severance(1)	$0	$1,859,400	$0	$0	$0	$1,859,400	$0
Acceleration of Unvested Stock Options	$0	$1,061,175	$0	$1,061,175	$0	$1,061,175	$1,061,175
Post-separation Health Care	$0	$17,646	$0	$0	$0	$17,646	$0

(1)	Reflects $1,000,000 in base severance and $859,400 in bonus severance.

Termination For Cause

If we terminate Mr. Maroone’s employment for “cause,” he is not entitled to any payments triggered by the termination and options held by Mr. Maroone on the date of termination, whether vested or unvested, will be cancelled, except any stock options granted before March 26, 1999 which would continue to be exercisable through the duration of their original ten-year terms.

Voluntary Termination for Good Reason

If Mr. Maroone terminates his employment with us for “good reason,” as long as Mr. Maroone is in compliance with the restrictive covenants and confidentiality provision of his employment agreement and signs a reasonable and mutually acceptable severance agreement (including a release and a covenant of reasonable cooperation), he will be entitled to receive an amount equal to: (i) the sum of his then-current annual base salary plus annual bonus awarded to him in the calendar year prior to such termination of his employment, as well as (ii) the pro-rata portion (based on the portion of the calendar year actually served by Mr. Maroone) of his annual bonus to which he would have been entitled had his employment not been terminated, to the extent applicable performance targets are met. Payment of the amount due under clause (i) above will be made by us (by lump sum or otherwise) within thirty (30) days following the termination and payment of the amount due under clause (ii) above will be made by us (in lump sum) at the same time as year 2006 annual bonuses are paid to our bonus-eligible employees. (Given the assumed date of termination of December 29, 2006, which we assume to be year-end for purposes of our Senior Executive Incentive Bonus Plan, payment of the amount due under clause (ii) is included under “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table” on page 28 not “Cash Severance” in the table above.) Also, Mr. Maroone and his dependents will also be entitled to continue to participate in our group health and welfare benefit plans for a period of eighteen (18) months following the termination at the same cost to Mr. Maroone as provided to him prior to termination (or we will procure and pay for comparable benefits during such time period). Moreover, all vested stock options held by Mr. Maroone will survive and be exercisable for the remainder of their initial ten-year term and all unvested stock options held by him will immediately vest on such termination and will survive and be exercisable for one year following such termination. The value of the immediate vesting of unvested options is reflected in the table above assuming they were exercised on December 29, 2006. Since vested stock options are already exercisable upon termination, no value is attributable in the table to the extension of the exercise period for such vested options.

Voluntary Termination without Good Reason

If Mr. Maroone terminates his employment with us without “good reason,” he is not entitled to any payments triggered by the termination. Options held by Mr. Maroone shall immediately terminate and he shall have no further right to purchase shares of stock pursuant to the options, except that options, to the extent exercisable on the date of termination, shall remain exercisable until the date of such option and sixty (60) days following the date of such termination. Also, notwithstanding the above, any stock options granted before March 26, 1999 would continue to vest and be exercisable through the duration of their original ten-year terms.

Termination due to Death or Disability

If we terminate Mr. Maroone’s employment because of death or inability to perform his duties and responsibilities due to a physical or mental disability or sickness for more than ninety (90) days (whether or not consecutive) during any period of twelve (12) consecutive months or a physical or mental disability which is reasonably expected to extend for greater than three (3) months, all options held by Mr. Maroone at the time of termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of the expiration date of the option or the third anniversary of the date of termination.

Retirement

In the event of Mr. Maroone’s retirement, he will be entitled to receive the same payments and other benefits as described under the section “Voluntary Termination Without Good Reason” above.

Involuntary Termination Without Cause

If we terminate Mr. Maroone’s employment without “cause,” as long as Mr. Maroone is in compliance with the restrictive covenants and the confidentiality provision of his employment agreement and signs a reasonable and mutually acceptable severance agreement (including a release and a covenant of reasonable cooperation), he will be entitled to receive the same payments and other benefits as described in the “Voluntary Termination for Good Reason” paragraph above.

Material Conditions and Obligations

Mr. Maroone will be subject to the restrictive covenant agreements described under the section “Restrictive Covenant Agreements” on page 35.

Jonathan P. Ferrando

					Involuntary
					Termination
	Termination	Voluntary	Death or		without	Change in
Jonathan P. Ferrando	for Cause	Termination	Disability	Retirement	Cause	Control

Cash Severance	$0	$0	$0	$0	$0	$0
Acceleration of Unvested Stock Options	$0	$0	$700,610	$0	$0	$700,610
Post-Separation Health Care	$0	$0	$0	$0	$0	$0

J. Alexander McAllister

					Involuntary
					Termination
	Termination	Voluntary	Death or		without	Change in
J. Alexander McAllister	for Cause	Termination	Disability	Retirement	Cause	Control

Cash Severance	$0	$0	$0	$0	$0	$0
Acceleration of Unvested Stock Options	$0	$0	$85,432	$0	$0	$85,432
Post-Separation Health Care	$0	$0	$0	$0	$0	$0

Kevin P. Westfall

					Involuntary
					Termination
	Termination	Voluntary	Death or		without	Change in
Kevin P. Westfall	with Cause	Termination	Disability	Retirement	Cause	Control

Cash Severance	$0	$0	$0	$0	$0	$0
Acceleration of Unvested Stock Options	$0	$0	$310,970	$0	$0	$310,970
Post-Separation Health Care	$0	$0	$0	$0	$0	$0

Termination for Cause

If we terminate Messrs. Ferrando, McAllister, or Westfall’s employment for “cause,” they are not entitled to any payments triggered by the termination and options held by such executive on the date of termination, whether vested or unvested, will be cancelled.

Voluntary Termination

If Messrs. Ferrando, McAllister, or Westfall voluntarily terminate their employment for any reason, they are not entitled to any payments triggered by the termination and options held by such executive, to the extent exercisable on the date of termination, shall remain exercisable until the earlier of the expiration date of the options or sixty (60) days following the date of termination.

Termination due to Death or Disability

If Messrs. Ferrando, McAllister, or Westfall’s employment is terminated because of death or disability, they are not entitled to any payments triggered by the termination, and options held by such executive at the time of termination shall become immediately vested and exercisable in full and shall remain exercisable until the earlier of the expiration date of the option or the third anniversary of the date of termination.

Retirement

In the event of Messrs. Ferrando, McAllister or Westfall’s retirement, they will be entitled to receive the same payments and other benefits as described under the section “Voluntary Termination” above.

Involuntary Termination Without Cause

If we terminate Messrs. Ferrando, McAllister, or Westfall’s employment without “cause,” they are not entitled to any payments triggered by the termination and options held by such executive, to the extent exercisable on the date of termination, shall remain exercisable until the earlier of the expiration date of the options or sixty (60) days following the date of the termination.

Material Conditions and Obligations

No material conditions and obligations exist with respect to post-termination payments for Messrs. Ferrando, McAllister, or Westfall.

Craig T. Monaghan

Mr. Monaghan voluntarily terminated his employment with us effective August 31, 2006. Mr. Monaghan did not receive any payments under any contract, agreement, plan or arrangement at, following or in connection with his termination of employment.

2006 DIRECTOR COMPENSATION

Each of our non-employee directors receives the following annual fees for service on our Board of Directors:

•	$25,000, plus $1,000 for each Board meeting attended in excess of four annually (the annual fee payable to our directors is prorated based on the number of months served during the year);

•	$1,000 for each committee meeting attended;

•	The Chair of our Audit Committee also receives an annual fee of $10,000 in recognition of the additional time commitment and responsibilities associated with this service;

•	Our directors also are entitled to receipt of an annual vehicle allowance of $22,500 to purchase or lease a Company vehicle in accordance with our Director Vehicle Allowance Program; and

•	Expense reimbursement in connection with Board and committee meeting attendance.

Additionally, our 1995 Amended and Restated Non-Employee Director Stock Option Plan provided for an initial grant of options to purchase 50,000 shares of our stock immediately upon the appointment of a non-employee director to our Board. This plan also provided for an annual grant of options to purchase 20,000 shares of our stock at the beginning of each fiscal year to each non-employee director serving on the Board at such date. Unless otherwise provided, all options granted under this plan are fully vested and immediately exercisable. Under this plan, each grant of options to a non-employee director remains exercisable for a term of ten years from the grant date so long as the director remains a member of the Board. The options are exercisable at a price per share equal to the closing price per share of our stock on the NYSE on the date immediately prior to the grant date. In accordance with the plan, on January 3, 2006, Messrs. Brown, J.P. Bryan (a former director), Burdick, Crowley and Lampert and Ms. Rosenfeld each received an automatic grant of options to purchase 20,000 shares of our stock at an exercise price of $21.73 per share. Additionally, each of Messrs. Grusky and Migoya received an automatic grant of options to purchase 46,616 shares of our stock on June 22, 2006 at an exercise price of $20.97 per share in connection with their appointment to our Board of Directors. Under the terms of our 1995 Amended and Restated Non-Employee Director Stock Option Plan, Messrs. Grusky and Migoya each are entitled to receive 50,000 stock options on the date of their appointment to the Board. However, only 93,233 shares remained available for grant under the plan. Accordingly, in accordance with the proration provision set forth in the plan, Messrs. Grusky and Migoya each were automatically granted options to purchase 46,616 shares under the plan.

The table below sets forth compensation paid to our directors during fiscal 2006.

	Fees Earned or			All Other
	Paid in Cash			Compensation		Total
Name	($)	Option Awards ($)(1)		($)(2)		($)

Robert J. Brown	$45,000	$167,400	(3)	$22,500		$234,900
J.P. Bryan(4)	$18,584	$167,400	(3)	$22,500		$208,484
Rick L. Burdick	$34,000	$167,400	(3)	$22,500		$223,900
William C. Crowley	$36,000	$167,400	(3)	$22,500		$225,900
Robert R. Grusky(5)	$14,500	$404,161	(6)	$11,856	(7)	$430,517
Edward S. Lampert	$34,000	$167,400	(3)	$22,500		$223,900
Carlos A. Migoya(8)	$14,500	$404,161	(6)	$11,856	(7)	$430,517
Irene B. Rosenfeld	$41,833	$167,400	(3)	$22,500		$231,733

(1)	As of December 31, 2006, each of our non-employee directors held the following number of options: Robert J. Brown — 255,098; Rick L. Burdick — 188,628; William C. Crowley — 130,000; Robert R. Grusky — 46,616; Edward S. Lampert — 130,000; Carlos A. Migoya — 46,616; Irene B. Rosenfeld — 60,000.

(2)	Represents amount provided in accordance with Director Vehicle Allowance Program.

(3)	The grant date fair value of this option award is $8.37 per share calculated in accordance with FAS 123R.

(4)	Mr. Bryan retired from the Board on June 1, 2006.

(5)	Mr. Grusky was appointed to the Board on June 22, 2006.

(6)	The grant date fair value of this option award is $8.67 per share calculated in accordance with FAS 123R.

(7)	Vehicle allowance prorated based on induction to Board in June.

(8)	Mr. Migoya was appointed to the Board on June 22, 2006.

DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board believes that directors should be stockholders and have a financial stake in the Company. Toward this end, the Board expects that each director will own shares of the Company’s common stock having a market value of at least $100,000 within five years of first becoming a director or adoption of the Director Stock Ownership guideline (October 28, 2003). Exceptions to this requirement may only be made by the Board under compelling mitigating circumstances. This table reflects the number of shares of our common stock (excluding stock options) beneficially owned by our directors, as of March 29, 2007.

	Ownership as of
	March 29, 2007
	Number of	Dollar Value of	Ownership	Percentage of
Name	Shares(1)	Shares(2)	Requirement	Requirement Met	Compliance Date

Robert J. Brown	1,200	$25,272	$100,000	25%	October 28, 2008
Rick L. Burdick	7,500	$157,950	$100,000	158%	October 28, 2008
William C. Crowley(3)	49,792,840	$1,048,637,210	$100,000	1,048,637%	October 28, 2008
Kim C. Goodman	0	0	$100,000	0%	February 5, 2012
Robert R. Grusky	0	0	$100,000	0%	June 22, 2011
Edward S. Lampert(4)	49,792,840	$1,048,637,210	$100,000	1,048,637%	October 28, 2008
Carlos A. Migoya	1,000	$21,060	$100,000	21%	June 22, 2011
Irene B. Rosenfeld	8,000	$168,480	$100,000	168%	October 28, 2008

(1)	The number of shares includes common stock beneficially owned by each director (excluding stock options). For the total number of shares (including stock options) owned by each director as disclosed in accordance with SEC regulations, please see “Security Ownership of Certain Beneficial Owners and Management” on page 46.

(2)	The value of the shares is based on the closing price of a share of our common stock on the New York Stock Exchange as of March 29, 2007 ($21.06).

(3)	Mr. Crowley is the President and Chief Operating Officer of ESL Investments, Inc. (“ESL”). Mr. Crowley may be deemed to have indirect beneficial ownership of the shares beneficially owned by ESL. Accordingly, the number of shares includes common stock beneficially owned by ESL. Mr. Crowley disclaims beneficial ownership of all shares of ESL, except the 2,406 shares held by Tynan, LLC.

(4)	Mr. Lampert is the Chief Executive Officer of ESL. Mr. Lampert may be deemed to have indirect beneficial ownership of the shares beneficially owned by ESL. Accordingly, the number of shares includes common stock beneficially owned by ESL. Mr. Lampert disclaims beneficial ownership of the 2,406 shares held by Tynan, LLC.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2006, Messrs. Brown and Lampert and Ms. Rosenfeld served on our Compensation Committee. Please refer to pages 13 and 14 for a description of certain transactions we entered into since January 1, 2006 in which Mr. Lampert has an indirect interest. None of our Compensation Committee members have ever been an officer or employee of AutoNation or any of our subsidiaries and none of our executive officers has served on the Compensation Committee or Board of Directors of any Company of which any of our other directors is an executive officer.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with Mike Jackson and Michael E. Maroone and an employment letter with Michael J. Short. Summaries of these employment agreements and other employment arrangements are set forth below.

Mike Jackson.  In December 2004, we entered into an employment agreement with Mr. Jackson pursuant to which he serves as our Chairman and Chief Executive Officer. The agreement, which expires on September 24, 2007 (subject to earlier termination in certain circumstances), effectively extends Mr. Jackson’s prior employment agreement and provides for a continuation of his base salary of $1,150,000 per year, subject to future increases as determined by the Compensation Committee (or the Executive Compensation Subcommittee, as applicable). Mr. Jackson’s employment agreement also provides for his participation in the AutoNation, Inc. Senior Executive Incentive Bonus Plan, with bonus eligibility (which shall be no less than 133 1/3% of his base salary) and performance objectives as established by the Executive Compensation Subcommittee during the first quarter of each year. A portion of the bonus awards under the AutoNation, Inc. Senior Executive Incentive Bonus Plan are payable to Mr. Jackson on a deferred basis (without interest), subject to certain terms and conditions. The agreement provides that Mr. Jackson will participate in our stock option program during each year of his employment at the discretion of the Executive Compensation Subcommittee. Under the terms of the agreement, if we terminate Mr. Jackson’s employment for any reason other than “cause,” or if he terminates his employment with us for “good reason” (each as defined in the employment agreement), he is entitled to receive an amount equal to the sum of his then-current annual base salary plus annual bonus awarded to him in the calendar year prior to such termination of his employment, as well as the pro rata portion of his annual bonus to which he would have been entitled had his employment not been terminated, to the extent applicable performance targets are met. Additionally, if we terminate Mr. Jackson’s employment without cause or if he terminates employment for good reason, all vested stock options held by him will survive and be exercisable for the remainder of their initial ten-year term and all unvested stock options held by him will immediately vest on such termination and will survive and be exercisable for one year following such termination. The agreement also contains non-competition covenants and provides that Mr. Jackson is entitled to certain benefits during his employment, including limited personal use of our corporate aircraft.

Michael E. Maroone.  On July 27, 2005, we entered into an employment agreement with Michael E. Maroone pursuant to which he serves as our President and Chief Operating Officer. The term of the employment agreement ends on December 31, 2007. Our agreement with Mr. Maroone provides for an annual base salary of $1,000,000. The employment agreement also provides for Mr. Maroone’s participation in the AutoNation, Inc. Senior Executive Incentive Bonus Plan, with bonus eligibility (which shall be no less than 100% of his base salary) and performance objectives as established by the Executive Compensation Subcommittee during the first quarter of each year. The agreement provides that Mr. Maroone will participate in our stock option program during each year of his employment at the discretion of the Executive Compensation Subcommittee. Under the terms of the agreement, if we terminate Mr. Maroone’s employment for any reason other than “cause,” or if he terminates his employment with us for “good reason” (each as defined in the employment agreement), he is entitled to receive an amount equivalent to his then-current annual base salary plus annual bonus awarded to him in the calendar year prior to such termination of his employment. In such circumstances, Mr. Maroone would also be entitled to receive the pro rata portion of his annual performance bonus applicable to the period prior to the termination of his employment, provided that the applicable performance targets are met. Additionally, if we terminate Mr. Maroone’s employment without cause or if he terminates employment for good reason, all vested stock options held by him will survive and be exercisable for the remainder of their initial ten-year term and all unvested stock options held by him will immediately vest on such termination and will survive and be exercisable for one year following such termination. The agreement also contains non-competition covenants and provides that Mr. Maroone is entitled to certain benefits during his employment, including limited personal use of our corporate aircraft. By letter to Mr. Maroone dated March 26, 1999, we agreed that upon the termination of Mr. Maroone’s employment with us any stock options granted to Mr. Maroone prior to March 26, 1999 would continue to vest in accordance with their initial vesting schedule and would be exercisable through the duration of their original ten-year terms.

Michael J. Short.  On December 27, 2006, we entered into an employment letter with Michael J. Short pursuant to which he serves as our Executive Vice President and Chief Financial Officer. Our letter with Mr. Short provides for Mr. Short’s employment with us at an annual base salary of $525,000. Mr. Short is entitled to participate in the Company’s senior executive incentive bonus plan commencing in 2007 with a bonus target of not less than 60% of base salary, with the performance goals and other terms of the bonus as established by the Executive Compensation Subcommittee of the Board. Pursuant to the letter, on January 15, 2007, his start date with us, he received 200,000 options to purchase shares of our common stock at an exercise price of $21.56 per share, the closing price of our common stock on Friday, January 12, 2007, the trading day preceding the grant date. Under the terms of the letter, if Mr. Short’s employment is terminated by us during the first twenty-four (24) months of his employment for any reason other than “cause,” death or disability, he is entitled to receive an amount equivalent to eighteen (18) months of his base salary.

Stock Ownership Information

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who beneficially own 10% or more of our stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our stock and our other equity securities. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2006, our directors, executive officers and greater than 10% beneficial owners complied with all such applicable filing requirements.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 29, 2007 with respect to the beneficial ownership of our stock by (1) each person who is known by us to be a beneficial owner of more than 5% of our stock outstanding, (2) each of our directors, (3) our Chairman and Chief Executive Officer and the other persons named in the Summary Compensation Table in this Proxy Statement and (4) all of our current directors and executive officers as a group. Share amounts and percentages include shares of our stock that may be acquired by such individual, entity or group upon exercise of all options exercisable on March 29, 2007 or within sixty days thereafter. As of March 29, 2007, there were 209,802,010 shares of our common stock outstanding.

		Vested Options (Including
	Shares of	Options	Shares of Common Stock
	Common	Exercisable	Beneficially Owned
Names and Address of Beneficial Owner(1)	Stock Owned	Within 60 Days)	Number	Percent

ESL Investments, Inc.(2)	49,792,840	0	49,792,840	23.7%
200 Greenwich Avenue
Greenwich, CT 06830
Barclays Global Investors, NA(3)	35,697,500	0	35,697,500	17.0%
45 Fremont Street
San Francisco, CA 94105
Goldman Sachs Asset Management, L.P(4)	16,925,563	0	16,925,563	8.1%
32 Old Slip
New York, NY 10005
Mike Jackson(5)	290,000	1,109,750	1,399,750	*
Robert J. Brown	1,200	255,098	256,298	*
Rick L. Burdick	7,500	188,628	196,128	*
William C. Crowley(6)	49,792,840	130,000	49,922,840	23.8%
Kim C. Goodman	0	0	0	*
Robert R. Grusky(7)	0	46,616	46,616	*
Edward S. Lampert(8)	49,792,840	130,000	49,922,840	23.8%
Carlos A. Migoya	1,000	46,616	47,616	*
Irene B. Rosenfeld	8,000	20,000	28,000	*
Michael E. Maroone(9)	2,248,894	3,295,208	5,544,102	2.6%
Michael J. Short	0	0	0	*
Jonathan P. Ferrando(10)	29,767	189,600	219,367	*
Kevin P. Westfall(11)	1,773	33,888	35,661	*
All directors and current executive officers as a group (13 persons)(12)	52,380,974	5,445,404	57,826,378	26.9%

*	Less than 1%

(1)	Except as otherwise indicated, the mailing address of each person or entity named in the table is AutoNation, Inc., AutoNation Tower, 110 S.E. 6th Street, Fort Lauderdale, Florida 33301.

(2)	The aggregate amount of our stock beneficially owned by ESL Investments, Inc. includes: (i) 32,767,921 shares held by ESL Partners, L.P., (ii) 11,026,765 shares held by ESL Investors, L.L.C., (iii) 221,701 shares held by ESL Institutional Partners, L.P., (iv) 5,712,083 shares held by CBL Partners, L.P., (v) 61,964 shares held by ESL Investment Management, L.P. and (vi) 2,406 shares held by Tynan, LLC.

(3)	Based on a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2006, the aggregate amount of our stock beneficially owned by Barclays Global Investors, NA includes (i) 26,235,943 shares held by Barclays Global Investors, NA, (ii) 1,446,076 shares held by Barclays Global Fund Advisors, (iii) 2,855,089 shares held by Barclays Global Investors, Ltd., (iv) 195,828 shares held by Barclays Global Investors Japan Trust and Banking Company Limited, and (v) 814,090 shares held by Barclays Global Investors Japan Limited.

(4)	Based on a Schedule 13G filed with the Securities and Exchange Commission on December 31, 2006.

(5)	The aggregate amount of our stock beneficially owned by Mr. Jackson consists of: (a) 290,000 shares, all of which are pledged as security, and (b) vested options to purchase 1,109,750 shares. All of the shares and options are owned by a trust of which Mr. Jackson is the sole trustee and beneficiary.

(6)	Mr. Crowley is the President and Chief Operating Officer of ESL Investments, Inc. Mr. Crowley may be deemed to have indirect beneficial ownership of the shares beneficially owned by ESL Investments, Inc. and has vested options to purchase 130,000 shares. Mr. Crowley disclaims beneficial ownership of all shares of ESL Investments, Inc., except the 2,406 shares held by Tynan, LLC.

(7)	Mr. Grusky also has indirect ownership of shares of common stock through his investment in ESL Partners, L.P. Mr. Grusky disclaims beneficial ownership of these shares.

(8)	Mr. Lampert is the Chief Executive Officer of ESL Investments, Inc. Mr. Lampert may be deemed to have indirect beneficial ownership of the shares beneficially owned by ESL Investments, Inc. and has vested options to purchase 130,000 shares. Mr. Lampert disclaims beneficial ownership of the 2,406 shares held by Tynan, LLC.

(9)	The aggregate amount of our stock beneficially owned by Mr. Maroone consists of: (a) 2,247,357 shares beneficially owned by Michael Maroone Family Partnership, a Nevada limited partnership controlled by Mr. Maroone, of which 1,151,646 shares are pledged as security, (b) vested options to purchase 3,295,208 shares, and (c) 1,537 shares held through the AutoNation 401(k) Plan.

(10)	The aggregate amount of our stock beneficially owned by Mr. Ferrando consists of: (a) 28,000 shares owned by Mr. Ferrando and his wife as tenants by the entirety with rights of survivorship, (b) vested options to purchase 189,600 shares and (c) 1,767 shares held through the AutoNation 401(k) Plan.

(11)	The aggregate amount of our stock beneficially owned by Mr. Westfall consists of: (a) vested options to purchase 33,888 shares and (b) 1,773 shares held through the AutoNation 401(k) Plan.

(12)	The aggregate amount of our stock beneficially owned by all directors and our current executive officers as a group includes: (a) vested options to purchase 5,445,404 shares, and (b) 5,077 shares held through the AutoNation 401(k) Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of December 31, 2006, relating to the equity compensation plans under which options to acquire our common stock may be granted from time to time.

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-Average Exercise	Future Issuance Under
	Issued Upon Exercise of	Price of Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants and	(Excluding Securities
	Warrants and Rights	Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	22,569,038	$17.02	14,163,758
Equity Compensation Plans Not Approved by Security Holders	0	0	0
Total*	22,569,038	$17.02	14,163,758

*	Does not include options to purchase an aggregate of 24,432 shares, at a weighted-average exercise price of $14.68, granted under plans assumed in connection with acquisition transactions. We have not made, and will not make in the future, any grants of options under these plans assumed in connection with acquisition transactions.

Proposal to approve AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan

(Proposal 3)

On February 5, 2007, our Board of Directors, upon the recommendation of its Compensation Committee, approved a new director stock option plan for our non-employee directors, subject to the requisite approval by our stockholders. The purpose of the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan (the “2007 Director Option Plan”) is to ensure that we attract and retain high quality non-employee directors and to align the interests of our directors with our stockholders. The principal features of the 2007 Director Option Plan are summarized below. This summary does not contain all information about the 2007 Director Option Plan. A copy of the complete text of the 2007 Director Option Plan is attached as Exhibit A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2007 Director Option Plan.

If the requisite stockholder approval is obtained, the 2007 Director Option Plan would be effective as of the date it is approved by stockholders and would supersede the 1995 Amended and Restated Non-Employee Director Stock Option Plan (the “1995 Option Plan”).

Summary

Eligibility.  Each non-employee director will be eligible to receive grants of nonstatutory options under this 2007 Option Plan.

Administration.  The 2007 Director Option Plan will be administered by the Board or a committee or subcommittee of the Board.

Stock Subject to Plan.  The stock issuable upon exercise of options under the 2007 Director Option Plan will not exceed 2,000,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), subject to adjustment as provided in the 2007 Director Option Plan.

Automatic Granting of Options.  Each individual who is a non-employee director on the date that the 2007 Option Plan is approved by the stockholders of the Company (the “Effective Date”) (except a director not standing for re-election on such date) will be automatically granted, on such date, an option to purchase 20,000 shares of Common Stock. In addition, each individual who is a non-employee director on the Effective Date and who was not granted an option to purchase at least 50,000 shares of Common Stock under the 1995 Plan upon such individual’s prior election or appointment as a non-employee director will be automatically granted, on the Effective Date, an option to purchase 50,000 shares of Common Stock less the number of shares of Common Stock subject to an option to purchase shares of Common Stock previously granted to such non-employee director upon appointment. Commencing with the first business day of calendar year 2008 and on the first business day of each subsequent calendar year while the 2007 Director Option Plan is in effect, each individual who is at the time serving as a non-employee director will receive an additional automatic grant of an option to purchase 20,000 shares of Common Stock. Each individual who is initially elected or appointed as a non-employee director on or after the Effective Date shall be automatically granted, on the date of such initial election or appointment, an option to purchase 50,000 shares of Common Stock. The foregoing dates are herein referred to individually as an “Automatic Grant Date.”

Exercise Price.  The price per share payable upon exercise of an option (the “Exercise Price”) will be the composite closing price of a share of Common Stock on the New York Stock Exchange or the principal U.S. stock exchange upon which the Company’s Common Stock is listed on the trading day immediately preceding the Automatic Grant Date.

Duration of Options and Exercisability.  Each option will have a term of ten years measured from the Automatic Grant Date. Each option will become exercisable immediately upon the Automatic Grant Date.

Termination of Board Membership.  Options will expire and all rights to purchase shares pursuant thereto shall terminate thirty (30) days after the date the optionee ceases to be an outside member of the Board, unless it is due to retirement (at age 55 or older with at least six years of service on our Board), death or permanent and total disability, in which case the options will remain exercisable for a period of three (3) years after the date or retirement, death or permanent and total disability, but in no event after the expiration of the option.

Nontransferability.  Options granted under the 2007 Director Option Plan may not be transferred or assigned by the optionee other than by will or by the laws of descent and distribution except that with the approval of the Board, in certain cases, as described in the Plan, an optionee may transfer Options (i) pursuant to a qualified domestic relations order; (ii) by gift to family members, qualifying charitable organizations, and certain trusts; or (iii) by any combination of the foregoing.

Adjustments.  In the event of a stock dividend, stock split, combination of shares of Common Stock, the number of shares subject to the Plan and to Options granted under the Plan shall be proportionately adjusted. In the event of any merger, consolidation or reorganization of the Company with any other corporation(s), there shall be substituted, on an equitable basis, for each share of Stock then subject to the Plan, whether or not at the time subject to outstanding Options, the number and kind of shares of Stock or other securities to which the holders of shares of Stock will be entitled pursuant to the transaction. In the event of any other change in the capitalization of the Company, an equitable adjustment shall be made in the number of shares of Common Stock then subject to the 2007 Option Plan, whether or not then subject to outstanding options. In the event of any aforementioned adjustment the Exercise Price per share shall be proportionately adjusted.

Amendment and Discontinuance of the Plan.  The Board may, at any time and from time to time, amend or discontinue the 2007 Director Option Plan as to any shares of Common Stock for which options have not been granted with certain exceptions, including subject to any stockholder approval that may be required.

Certain Federal Income Tax Consequences.  An optionee will not realize any tax consequences at the time the option is granted. At the time the option is exercised, however, the optionee generally will realize ordinary income in the amount equal to the excess of the fair market value of the common stock on the date of exercise over the option price paid, and we will generally be entitled to a corresponding federal income tax deduction.

The estimated annual benefits that the non-employee directors, individually, and as a group are eligible to receive under the 2007 Director Option Plan are as follows:

New Plan Benefits
2007 Non-Employee Director Stock Option Plan

Name and Position	Number of Units(1)

Robert J. Brown	20,000
Rick L. Burdick	20,000
William C. Crowley	20,000
Kim C. Goodman(2)	70,000
Robert R. Grusky(3)	23,384
Carlos A. Migoya(3)	23,384
Non-Employee Director Group	176,768

(1)	Represents the aggregate number of vested, nonqualified options that will be granted to the non-employee directors and nominees for director on the date of the Annual Meeting under the 2007 Director Option Plan approved by the Board on February 5, 2007 and subject to stockholder approval. The options will be granted with a per share exercise price equal to the “fair market value” (as defined by the 2007 Director Option Plan) of a share of Company common stock on the date of grant.

(2)	Consists of: (i) 50,000 stock options automatically granted to new directors upon initial appointment to our Board and (ii) 20,000 stock options automatically granted annually to each of our directors.

(3)	Each of Messrs. Grusky and Migoya were entitled to receive an initial grant of 50,000 stock options in connection with their appointment to the Board under the terms of our 1995 Amended and Restated Non-Employee Director Stock Option Plan. However, only 93,233 shares remained available for grant under the plan. Accordingly, in accordance with the proration provision set forth in the plan, Messrs. Grusky and Migoya each were automatically granted options to purchase 46,616 shares. Accordingly, in addition to their automatic grant of 20,000 stock options, each of Messrs. Grusky and Migoya will be entitled to receive 3,384 stock options to make up for the shortfall in their initial grants as described above.

Your Board of Directors unanimously recommends a vote FOR approval of the AutoNation, Inc. 2007 Non-Employee Director Stock Option Plan, Item No. 3. Proxies solicited by your Board will be so voted unless stockholders specify a different choice.

Proposal to approve AutoNation, Inc. Senior Executive Incentive Bonus Plan

(Proposal 4)

On February 5, 2007, our Board of Directors, upon the recommendation of its Executive Compensation Subcommittee, approved a new performance-based bonus plan for our executive officers and other key employees, subject to the requisite approval by our stockholders. The purpose of the AutoNation, Inc. Senior Executive Incentive Bonus Plan (the “2007 Bonus Plan”) is to better align the interests of our management with the interests of our stockholders by encouraging management to achieve goals designed to increase stockholder value. The principal features of the 2007 Bonus Plan are summarized below. This summary does not contain all information about the 2007 Bonus Plan. A copy of the complete text of the 2007 Bonus Plan is attached as Exhibit B to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2007 Bonus Plan.

If the requisite stockholder approval is obtained, the 2007 Bonus Plan would be effective as of January 1, 2007 and would supersede the 2002 Senior Executive Incentive Bonus Plan that was approved by our Board and our stockholders in 2002. The 2007 Bonus Plan is substantially identical to the 2002 Senior Executive Incentive Bonus Plan.

Summary

Intended Tax Treatment of Awards under the Plan.  The 2007 Bonus Plan is designed to provide for the payment of performance-based compensation that is qualified within the meaning of Section 162(m) of the Internal Revenue Code and related Internal Revenue Service regulations and that we may deduct for tax purposes. Section 162(m) requires that certain material terms of a compensation plan, including participant eligibility, the business criteria on which performance goals are based and maximum award amounts, be approved by a Company’s stockholders in order for compensation paid thereunder to be tax deductible. Accordingly, we are submitting the 2007 Bonus Plan for the requisite approval by our stockholders.

Administration of the Plan.  The Executive Compensation Subcommittee of the Board of Directors (or such other committee or subcommittee of the Board as may be designated by the Board in the future) will administer the 2007 Bonus Plan (the “Committee”). The Committee shall be comprised of two or more “outside directors” within the meaning of Section 162(m).

Selection of Participants.  The Executive Compensation Subcommittee, in its sole discretion, shall determine which of our executive officers or other key employees shall participate in the 2007 Bonus Plan in any particular year. An executive officer or key employee who is a participant for a given plan year is not guaranteed or assured of being selected for participation in any subsequent plan year.

Establishment of Performance Targets.  The Executive Compensation Subcommittee is responsible for identifying annual “performance factors” and establishing specific performance targets with respect thereto that must be met in order for annual bonuses to be paid under the 2007 Bonus Plan. Executive Compensation Subcommittee has the sole discretion to determine whether, or to what extent, the established performance targets are achieved. The performance targets may be based upon any or all of the following performance factors or any combination thereof: (i) net income (before or after taxes); (ii) operating income; (iii) gross margin; (iv) earnings before all or any of interest, taxes, depreciation and/or amortization; (v) revenue; (vi) unit sales; (vii) cash flow; (viii) return on equity; (ix) return on assets; (x) return on capital; (xi) asset management (e.g., inventory and receivable levels); (xii) earnings from continuing operations; (xiii) cost reduction goals or levels of expenses, costs or liabilities; (xiv) market share; and (xv) customer satisfaction.

The performance targets must be established while the performance relative to the established target remains substantially uncertain within the meaning of Section 162(m). Concurrently with the selection of performance factors and the establishment of targets relating thereto, the Executive Compensation Subcommittee must establish an objective formula or standard for calculating the maximum bonus payable to each participant. Subject to the discretion of the Executive Compensation Subcommittee, the performance measurement periods are typically the one-year periods commencing on January 1, 2007.

The Executive Compensation Subcommittee would have the discretion to make appropriate adjustments in performance factors to reflect the impact of extraordinary items, such as (1) profit or loss attributable to acquisitions or divestitures, (2) changes in accounting standards or treatments, (3) gain, loss or expense associated with restructuring charges, extraordinary, unusual or one-time matters or discontinued operations, (4) capital expenditures, and (5) share repurchases and changes in capitalization.

Awards Under the Plan.  Awards under the 2007 Bonus Plan will be payable in cash, unless otherwise determined by the Executive Compensation Subcommittee. Under the 2007 Bonus Plan, the maximum cash bonus for each fiscal year may not exceed $5 million for any particular participant. Notwithstanding this maximum, and even if the Performance Factors are met, the Executive Compensation Subcommittee has sole discretion, pursuant to the exercise of its “negative discretion,” to decrease the amount of any award payable or to pay no award at all. In no event may the Executive Compensation Subcommittee increase at its discretion the amount of an award payable upon attainment of the Performance Factors. Payment of any bonus under the 2007 Bonus Plan may be deferred, subject to the 2007 Bonus Plan’s terms and any other written commitment authorized by the Executive Compensation Subcommittee.

Amendment of the Plan.  The 2007 Bonus Plan may from time to time be altered, amended, suspended or terminated, in whole or in part, by our Board of Directors or the Executive Compensation Subcommittee, but no amendment will be effective without the requisite stockholder approval if such approval is required to satisfy the requirements of Section 162(m).

Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

Certain Federal Income Tax Consequences.  A Participant will recognize ordinary income upon receipt of payment. As the Plan is intended to qualify as to deductibility under Section 162(m) of the Internal Revenue Code, the Company will be entitled to a tax deduction for the payments.

The estimated annual benefits that certain of our named executive officers, current executive officers (other than our named executive officers) and non-executive officers would have been eligible to receive for 2006 under the 2007 Bonus Plan had it been in effect in 2006 are as follows:

New Plan Benefits
Senior Executive Incentive Bonus Plan

Name and Principal Position	Dollar Value ($)(1)

Mike Jackson (Chairman and Chief Executive Officer)	$1,116,420
Michael E. Maroone (President and Chief Operating Officer)	$728,100
Craig T. Monaghan (Former Executive Vice President and Chief Financial Officer)	$0
J. Alexander McAllister (Former Interim-Chief Financial Officer and Vice President — Corporate Controller)(2)	$0
Jonathan P. Ferrando (Executive Vice President, General Counsel and Secretary)	$245,078
Kevin P. Westfall (Senior Vice President — Sales)(2)	$0
Executive Group (other than those persons listed above)(3)	$229,352
Non-Executive Officer Employee Group(4)	$0

(1)	These amounts represent what would have been paid under the 2007 Senior Executive Incentive Bonus Plan based on 2006 bonus metrics, the Company’s performance during 2006 and the 2006 bonus award payout of 72.81% of each executive’s target awards.

(2)	Messrs. McAllister and Westfall were not selected to participate in the 2006 or 2007 Senior Executive Inventive Bonus Plan. However, they participated in the AOP Plan.

(3)	The group consists solely of Michael J. Short, our Executive Vice President and Chief Financial Officer, who was selected to participate in the Senior Executive Incentive Bonus Plan for 2007.

(4)	All other non-executive officers participate in the AOP Plan, which utilizes the same metrics as under the Senior Executive Incentive Bonus Plan, as described in the “Compensation Discussion and Analysis” on page 19.

Your Board of Directors unanimously recommends a vote FOR approval of the AutoNation, Inc. Senior
Executive Incentive Bonus Plan, Item No. 4. Proxies solicited by your Board will be so voted unless stockholders specify a different choice.

Stockholder Proposal

(Proposal 5)

The proposal set forth below was submitted to the Company by a stockholder for consideration at the Annual Meeting. We will provide the name and address of the stockholder sponsoring the proposal, as well the number of the Company’s shares of common stock held by the stockholder promptly upon receipt of a written or verbal request to provide such information. The proponent’s proposal is printed below and we have not endeavored to correct any erroneous statements or typographical errors contained therein. The proponent has advised the Company that he intends to present the following resolution at our Annual Meeting. The Company is not responsible for the contents of this proposal or the supporting statement. Our Board has recommended a vote against the proposal for the reasons set forth following the proposal.

“RESOLVED, shareholders ask our board of directors to amend our bylaws to give holders of 10% (or the lowest possible percentage above 10%) of our outstanding common stock the power to call a special shareholder meeting.

Shareholders should have the ability to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration. Shareholder control over timing is especially important in the context of a major acquisition or restructuring, when events unfold quickly and issues may become moot by the next annual meeting.

Thus this proposal asks our board to amend our bylaws to establish a process by which holders of 10% of our outstanding common shares may demand that a special meeting be called. The corporate laws of many states provide that holders of 10% of shares may call a special meeting.

Prominent institutional investors and organizations support a shareholder right to call a special meeting. Fidelity and Vanguard are among the mutual funds supporting a shareholder right to call a special meeting. The proxy voting guidelines of many public employee pension funds, including the New York City Employees Retirement System, also favor preserving this right. Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings. This topic also won 65% support of JPMorgan Chase & Co. (JPM) shareholders at the 2006 JPM annual meeting.

It is important to take a step forward and support this one proposal since our 2006 governance standards were not impeccable. For instance in 2006 it was reported (and certain concerns are noted):

•	There are too many active CEOs on our board with 3 — Independence concern and over-commitment concern.

•	Our Executive Pay Committee was made up of only active CEOs — Independence concern.

•	We did not have an Independent Chairman and not even a Lead Director — Independence concern.

•	Mr. Maroone, new to our board in 2005, was a second insider — Independence concern.

•	Our 9-member board was made up of 2 insiders and 3 directors with potentially compromising non-director links to our company — thus 54% non-independent.

•	Directors with potentially compromising links included:
Mr. Burdick
Mr. Lampert
Mr. Crowley

•	Insiders hold approximately 30% of our stock.

•	Still our management resorts to spending extra money to influence shareholder votes.

•	CEO pay was $5 million in a year plus there were $16 million in exercisable options.

•	Mr. Brown, who served on our Audit, Executive Pay and Nomination Committees, also served on 2 boards rated D by The Corporate Library:

1)	Sonoco Products (SON)	D-rated
2)	Wachovia (WB)	D-rated

The above status shows there is room for improvement and reinforces the reason to take one step forward now and vote yes to enable shareholders to call for:

Special Shareholder Meetings
Yes on 5”

Our Board of Directors recommends a vote “AGAINST” this stockholder proposal.

Under our by-laws, a special meeting of stockholders may be called at any time by the Board of Directors. This by-law provision conforms to the requirements of the Delaware General Corporation Law, and is an appropriate corporate governance provision because it

•	enables the orderly conduct of the Company’s business,

•	affords the Board of Directors ample notice and opportunity to respond to proposals, and

•	allows the Company’s directors, according to their fiduciary obligations, to exercise their business judgment to determine when it is in the best interests of stockholders to convene a special meeting.

The Board does not believe it is appropriate to enable holders of only ten percent (a small minority of stockholders) of our common stock to have an unlimited ability to call special meetings for any purpose at any time. Enabling the holders of only ten percent of the Company’s outstanding stock to call special meetings could subject the Company and the Board to disruption from stockholder activists or special interest groups with an agenda not in the best interests of the Company or long-term stockholders. Additionally, special meetings could impose substantial administrative and financial burdens on the Company and could significantly disrupt the conduct of the Company’s business.

For a Company with as many stockholders as AutoNation, a special meeting of stockholders is a very expensive and time-consuming affair because of the legal costs in preparing required disclosure documents, and printing and mailing costs. Additionally, preparing for stockholder meetings requires significant time and attention of the Board of Directors, members of senior management and significant employees, diverting their attention away from performing their primary function which is to operate the business of the Company in the best interests of the stockholders. Calling special meetings of stockholders is not a matter to be taken lightly, and special meetings should be extraordinary events that only occur when either fiduciary obligations or strategic concerns require that the matters to be addressed cannot wait until the next annual meeting. Finally, the Company’s entire Board of Directors is elected annually, giving stockholders a significant opportunity to indicate their approval of the Board’s actions each year.

For the foregoing reasons, your Board of Directors recommends a vote AGAINST this stockholder proposal, Item No. 5. Proxies solicited by your Board will be so voted unless stockholders specify a different choice.

Other Matters

We are not aware of any other matters that will be properly brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, Messrs. Jackson and Ferrando will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment. The accompanying form of proxy has been prepared at the direction of our Board of Directors and is being sent to you at the request of our Board of Directors. Messrs. Jackson and Ferrando were designated to be your proxies by our Board of Directors.

Stockholder Proposals For Next Year’s Annual Meeting

As more specifically provided in our By-laws, no business may be brought before an Annual Meeting unless it is specified in the notice of the Annual Meeting or is otherwise brought before the Annual Meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote who has delivered proper notice to us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, any stockholder proposal to be considered at the 2008 Annual Meeting of Stockholders, including nominations of persons for election to our Board, generally must be properly submitted to us not earlier than January 10, 2008 nor later than February 11, 2008. Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to the Secretary of AutoNation, Inc., 110 S.E. 6th Street, Fort Lauderdale, Florida 33301. These requirements are separate from the Securities and Exchange Commission’s requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement for the 2008 Annual Meeting of Stockholders.

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the 2008 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in such proxy materials, stockholder proposals must be received by our Secretary not later than December 7, 2007.

Exhibit A

AUTONATION, INC.
2007 NON-EMPLOYEE
DIRECTOR STOCK OPTION PLAN

1.  STATEMENT OF PURPOSE.  This 2007 Non-Employee Director Stock Option Plan (this “Plan”) is intended to promote the interests of AutoNation, Inc., a Delaware corporation (the “Company”), by offering non-employee members of the Board of Directors of the Company (individually, a “Non-Employee Director,” and collectively, “Non-Employee Directors”) the opportunity to participate in a stock option program designed to provide them with significant incentives to remain in the service of the Company.

2.  ELIGIBILITY.  Each Non-Employee Director shall be eligible to receive grants of nonstatutory options under this Plan (individually, an “Option,” collectively, “Options”) pursuant to the provisions of Section 5 hereof.

Except for the automatic grants of Options to be made pursuant to the provisions of Section 5 hereof, Non-Employee Directors shall not be eligible to receive any additional Option grants or stock issuances under this Plan.

3.  ADMINISTRATION.

The Plan shall be administered by the Board of Directors of the Company (the “Board”), which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company’s Certificate of Incorporation and Bylaws, and with applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted hereunder shall be final and conclusive.

The Board may from time to time appoint a committee or subcommittee (the “Committee”) consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Subsidiary. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan as the Board shall determine, consistent with the Certificate of Incorporation and Bylaws of the Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committee from time to time, all in accordance with the Company’s Certificate of Incorporation and Bylaws, and with applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

In the event that the Plan or any Option granted hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final and conclusive.

4.  STOCK SUBJECT TO PLAN.  The stock issuable under this Plan shall be the shares of the Company’s common stock, par value of $.01 per share (“Common Stock”). Such shares may be made available from authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company. The aggregate number of shares of Common Stock issuable under exercise of Options upon this Plan shall not exceed 2,000,000 shares, subject to adjustment from time to time in accordance with Section 11 hereof.

5.  AUTOMATIC GRANTING OF OPTIONS.  Each individual who is a Non-Employee Director on the Effective Date (as defined in Section 16 hereof) (except a director not standing for re-election on such date) shall be automatically granted, on such date, an Option to purchase 20,000 shares of Common Stock. In addition, each individual who is a Non-Employee Director on the Effective Date and who was not granted an option to purchase at least 50,000 shares of Common Stock under the Company’s 1995 Amended and Restated Non-Employee Director Stock Option Plan (the “1995 Plan”) upon such individual’s prior election or appointment as a Non-Employee Director shall be automatically granted, on the Effective Date, an Option to purchase 50,000 shares of Common Stock less the number of shares of Common Stock subject to an option to purchase shares of Common Stock previously granted to such Non-Employee Director under the 1995 Plan upon such prior election or appointment as a Non-Employee Director. Commencing with the first business day of calendar year 2008 and on the first business day of each subsequent calendar year while the Plan is in effect, each individual who is at the time serving as a Non-Employee Director shall receive an additional automatic grant of an Option to purchase 20,000 shares of Common Stock. Each individual who is initially elected or appointed as a Non-Employee Director on or after the Effective Date shall be automatically granted, on the date of such initial election or appointment, an Option to purchase 50,000 shares of Common Stock. The foregoing dates are herein referred to individually as an “Automatic Grant Date” and collectively as “Automatic Grant Dates” and the Non-Employee Directors receiving Options are herein referred to individually as an “Optionee” and collectively as “Optionees.” Options granted under the Plan are not intended to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

In the event that an Option expires or is terminated or canceled and is unexercised as to any shares of Common Stock, the shares subject to the Option, or the portion thereof not so exercised, shall be available for subsequent automatic Option grants under this Plan.

Should the total number of shares of Common Stock at the time available under this Plan not be sufficient for the automatic grants to be made at that particular time, the available shares shall be allocated proportionately among all the automatic grants to be made at that time.

6.  EXERCISE PRICE.  The price per share payable upon exercise of an Option (“Exercise Price”) shall be the composite closing price of a share of Common Stock on the New York Stock Exchange or the principal U.S. stock exchange upon which the Company’s Common Stock is listed (the “Closing Price”) on the trading day immediately preceding the Automatic Grant Date.

7.  DURATION OF OPTIONS AND EXERCISABILITY.  Subject to the provisions of Section 9 hereof, each Option shall have a term of ten years measured from the Automatic Grant Date. Each Option shall become exercisable for any or all of the shares covered by such Option immediately upon the Automatic Grant Date. The Option shall thereafter remain so exercisable until the expiration or sooner termination of the Option term.

Notwithstanding any such provision in this Plan, no later than thirty (30) days after a Change of Control (as defined below), each Optionee shall have the right to require the Company to purchase from the Optionee any Option granted under this Plan at a purchase price equal to (i) the excess of the Closing Price (determined on the trading day preceding the day on which the Optionee provides the written notice described below or, if later, the date preceding the date of the Change of Control) over the Exercise Price, multiplied by (ii) the number of Option shares specified by such individual for purchase by the Company, in a written notice to the Company, attention of the Secretary. A “Change of Control” shall be deemed to occur if any person shall (a) acquire direct or indirect beneficial ownership of at least 50% of the issued and outstanding Common Stock of the Company, or (b) has the power (whether such power arises as a result of the ownership of capital stock, by contract or otherwise), or the ability to elect or cause the election of directors consisting at the time of such election of a majority of the Board of Directors of the Company. As used herein, “person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder). The amount payable to each such individual by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

8.  EXERCISE OF OPTION.  An Option may be exercised (i) by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash or (ii) in such other manner permitted by the Company, whether through the Company or the Company’s stock option administrator.

At any time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees, or legal representative, as the case may be), as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition or in connection with, the issue or purchase of shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

At the time of the exercise of any Option the Company may require, as a condition of the exercise of such Option, the Optionee to pay the Company an amount equal to the amount of tax the Company is required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such Option by the Optionee.

9.  TERMINATION OF BOARD MEMBERSHIP — EXERCISE THEREAFTER.  Should an Optionee cease to be an outside member of the Board of Directors of the Company for any reason other than Retirement (as defined below), death or permanent and total disability, such Optionee’s Options shall expire and all rights to purchase shares pursuant thereto shall terminate thirty (30) days after the date the Optionee ceases to be an outside member of the Board of Directors of the Company.

Should an Optionee cease to be an outside member of the Board of Directors of the Company because of Retirement, death or permanent and total disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), the Option may be exercised in full by the Optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to three years after the date of Retirement, death or permanent and total disability, but in no event after the expiration date of the Option. For purposes of this Plan, “Retirement” shall mean termination of Board service as a result of a Non-Employee Director’s retirement or resignation from the Board after having reached age 55 and having provided at least six (6) years of Board service to the Company.

10.  TRANSFERABILITY OF OPTIONS.  No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution, except that, upon approval by the Board, the Optionee may transfer an Option (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift: to a member of the “Family” (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code Sections 501(c) (3) and 170(c) (2) (a “Charitable Organization”) or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionee’s Family, one or more Charitable Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan. For this purpose, “Family” shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee.

11.  ADJUSTMENTS.  The number of shares subject to this Plan and to Options granted under this Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to Options granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis, for each share of Common Stock then subject to this Plan, whether or not at the time subject to outstanding Options, the number and kind of shares of stock or other securities or property to which the holders of shares of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, an equitable adjustment shall be made in the number and kind of shares of stock or other securities or property then subject to this Plan, whether or not then subject to outstanding Options. In the event of any such adjustment, the Exercise Price per share shall be proportionately adjusted.

12.  AMENDMENT OF PLAN.  This Plan may from time to time be amended or discontinued by action of the Board of Directors of the Company, provided that (i) no such amendment or discontinuance shall change or impair any Options previously granted without the consent of the Optionee, and (ii) any amendment which would (A) materially increase the benefits accruing to the participants under this Plan, (B) materially increase the number of securities which may be issued under this Plan, and/or (C) materially modify the requirements as to the eligibility for participation in this Plan shall require the approval of the stockholders of the Company, unless such approval is not required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any other applicable law.

13.  CASH PROCEEDS.  Any cash proceeds received by the Company from the sale of shares pursuant to the Options granted under this Plan shall be used for general corporate purposes.

14.  NO IMPAIRMENT OF RIGHTS.  Nothing in this Plan or any automatic grant made pursuant to this Plan shall be construed or interpreted so as to affect adversely or otherwise impair the Company’s right to remove any Optionee from service on the Board of Directors of the Company at any time in accordance with the Company’s Bylaws or any provisions of applicable law.

15.  COMPLIANCE WITH RULE 16b-3.  This Plan is intended to comply with all applicable conditions of Rule 16b-3 or its successors promulgated under the 1934 Act, regardless of whether such conditions are set forth in this Plan.

16.  EFFECTIVE DATE.  This Plan shall take effect on the date it is approved by the stockholders of the Company (the “Effective Date”) and shall expire on the 10th anniversary of the date of such approval; provided that the expiration of the Plan shall not affect Options outstanding on the date of such expiration, which Options shall continue to remain outstanding in accordance with their terms.

Exhibit B

AUTONATION, INC.
SENIOR EXECUTIVE INCENTIVE BONUS PLAN

1.  Purpose.  The purpose of the AutoNation, Inc. Senior Executive Incentive Bonus Plan is to align the interests of Company management with those of the shareholders of the Company by encouraging management to achieve goals intended to increase shareholder value.

2.  Definitions.  The following terms, as used herein, shall have the following meanings:

(a)  “Award” shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

(b)  “Board” shall mean the Board of Directors of the Company.

(c)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)  “Committee” shall mean the Executive Compensation Subcommittee of the Board or such other committee or subcommittee as may be appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.

(e)  “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

(f)  “Company” shall mean AutoNation, Inc., a Delaware corporation, or any successor corporation.

(g)  “Disability” shall mean permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant.

(h)  “Effective Date” shall mean January 1, 2007.

(i)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j)  “Executive Officer” shall mean an officer of the Company or its Subsidiaries who is an “executive officer” within the meaning of Rule 3b-7 promulgated under the Exchange Act.

(k)  “Participant” shall mean an Executive Officer or other key employee who is, pursuant to Section 4 of the Plan, selected to participate herein.

(l)  “Performance Factors” shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant’s receipt of payment with respect to an Award. Performance Factors may include any or all of the following or any combination thereof: net income (before or after taxes); operating income; gross margin; earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”); revenue; unit sales; cash flow; return on equity; return on assets; return on capital; asset management (e.g., inventory and receivable levels); earnings from continuing operations; cost reduction goals or levels of expenses, costs or liabilities; market share; customer satisfaction or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a Subsidiary, any portion of the business (including one or more stores or franchises), product line or any combination thereof and may be expressed on an aggregate, per share (outstanding or fully diluted) or per unit basis. Where applicable, the Performance Factors may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, any portion of the business (including one or more stores or franchises), product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, any portion of their businesses (including one or more stores or franchises) or product lines), or a combination thereof, all as determined by the Committee. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance below the target level but above the threshold level at which specified percentages of the Award shall be paid, a target level of performance at which the full Award shall be paid, levels of performance above the target level but below the maximum level at which specified multiples of the Award shall be paid, and a maximum level of performance above which no additional payment shall be made. Performance Factors may also specify that payments for levels of performances between specified levels will be interpolated. The Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; provided, however, that the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (6) the impact of capital expenditures, (7) the impact of share repurchases and other changes in the number of outstanding shares, and (8) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

(m)  “Performance Period” shall mean the twelve-month periods commencing on January 1, 2007 and each January 1 thereafter, or such other periods as the Committee shall determine; provided that a Performance Period for a Participant who becomes employed by the Company or its Subsidiaries following the commencement of a Performance Period may be a shorter period that commences with the date of the commencement of such employment.

(n)  “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(o)  “Plan” shall mean this AutoNation, Inc. Senior Executive Incentive Bonus Plan.

(p)  “Subsidiary” shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

3.  Administration.  The Plan shall be administered by a Committee or Subcommittee (in either case, hereinafter referred to as a “Committee”) of the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Factors, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries, or in response to changes in applicable laws, regulations or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee shall consist of two or more persons each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

Subject to Section 162(m) of the Code or as otherwise required for compliance with other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

4. Eligibility.  Awards may be granted to Participants in the sole discretion of the Committee. In determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Terms of Awards.  Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

(a) In General.  On or prior to the date on which 25% of a Performance Period has elapsed, the Committee shall specify in writing, by resolution of the Committee or other appropriate action, the Participants for such Performance Period and the Performance Factors applicable to each Award for each Participant with respect to such Performance Period. Unless otherwise provided by the Committee in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Factors with respect to such Performance Period are attained.

(b) Special Provisions Regarding Awards.  Notwithstanding anything to the contrary contained herein, in no event shall payment in respect of Awards granted hereunder exceed $5,000,000 to any one Participant in any one year. The Committee may at its discretion decrease the amount of an Award payable upon attainment of the specified Performance Factors, but in no event may the Committee increase at its discretion the amount of an Award payable upon attainment of the specified Performance Factors.

(c) Time and Form of Payment.  Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made in cash within ninety (90) days after the end of the Performance Period.

6. Term.  Subject to the approval of the Plan by the holders of a majority of the Common Stock represented and voting on the proposal at the annual meeting of Company stockholders to be held in 2007 (or any adjournment thereof), the Plan shall be effective as of January 1, 2007 and shall continue in effect until all awards for Performance Periods ending on or before December 31, 2011 have been paid, unless earlier terminated as provided below.

7.  General Provisions.

(a)  Compliance with Legal Requirements.  The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b)  Nontransferability.  Awards shall not be transferable by a Participant except upon the Participant’s death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable in accordance with any beneficiary designation made by the Participant in accordance with Section 7(k) below or, in the absence thereof, by will or the laws of descent and distribution.

(c)  No Right To Continued Employment.  Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way whatever rights otherwise exist of the Company or its Subsidiaries to terminate such Participant’s employment or change such Participant’s remuneration.

(d)  Withholding Taxes.  Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant or such other person to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(e)  Amendment and Termination of the Plan.  The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that no amendment that requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates, provided that the exercise of the Committee’s discretion pursuant to Section 5(b) to reduce the amount of an Award shall not be deemed an amendment of the Plan.

(f)  Participant Rights.  No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

(g)  Termination of Employment.

(i)	Unless otherwise provided by the Committee, except as set forth in subparagraph (ii) of this subsection (g), a Participant must be actively employed by the Company or its Subsidiaries at the end of the Performance Period (although such Participant need not be actively employed on the date of payment of the related Award) in order to be eligible to receive payment in respect of such Award.

(ii)	Unless otherwise provided by the Committee, if a Participant’s employment is terminated as result of death, Disability or voluntary retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of the Award that he or she would have received with respect to the applicable Performance Period, which shall be payable at the time payment is made to other Participants in respect of such Performance Period.

(h)  Unfunded Status of Awards.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

(i)  Governing Law.  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

(j)  Effective Date.  The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

(k)  Beneficiary.  A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant’s beneficiary pursuant to Section 7(b), the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

(l)  Interpretation.  The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

. NNNNNNNNNNNN Annual Meeting Admission Ticket NNNNNNNNNNNNNNN C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 9, 2007. Vote by Internet • Log on to the Internet and go to www.investorvote.com • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 — 4 and AGAINST Proposal 5. 1. Election of Directors: 01 — Mike Jackson 02 — Robert J. Brown 03 — Rick L. Burdick 04 — William C. Crowley 05 — Kim C. Goodman 06 — Robert R. Grusky 07 - Michael E. Maroone 08 — Carlos A. Migoya + Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 04 05 06 07 08 For All EXCEPT — To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain For Against Abstain 2. Ratification of the Appointment of KPMG LLP as 3. Approval of the 2007 Non-Employee Director Stock Independent Auditor for 2007 Option Plan 4. Approval of the AutoNation, Inc. Senior Executive Incentive 5. Adoption of Stockholder Proposal on Giving Certain Bonus Plan Stockholders the Right to Call a Special Meeting B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNN1 U P X 0 1 3 1 5 4 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + <STOCK#> 00PJ4A

. 2007 Annual Meeting of AutoNation, Inc. Stockholders Wednesday, May 9, 2007, 9:00 A.M. Local Time AutoNation Tower 110 S.E. 6th Street Fort Lauderdale, Florida Upon arrival, please present this admission ticket and photo identification at the registration desk. 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — AutoNation, Inc. This proxy is solicited on behalf of the Board of Directors Mike Jackson and Jonathan P. Ferrando, each with power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of AutoNation, Inc. to be held on May 9, 2007, or any postponements or adjournments thereof, as indicated on the reverse side. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2007, FOR THE APPROVAL OF THE 2007 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, FOR THE APPROVAL OF THE AUTONATION, INC. SENIOR EXECUTIVE INCENTIVE BONUS PLAN AND AGAINST THE STOCKHOLDER PROPOSAL. As to any other matter, the proxy holders shall vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion. The undersigned hereby acknowledges receipt of the Notice of the 2007 Annual Meeting of Stockholders, the Proxy Statement and the Annual Report for the fiscal year ended December 31, 2006 furnished herewith. PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued and to be signed on reverse side)